UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-21034

SANFORD C. BERNSTEIN FUND II, INC.

(Exact name of registrant as specified in charter)

1345 Avenue of the Americas, New York, New York 10105

(Address of principal executive offices) (Zip code)

Joseph J. Mantineo

AllianceBernstein L.P.

1345 Avenue of the Americas

New York, New York 10105

(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 221-5672

Date of fiscal year end: September 30, 2020

Date of reporting period: September 30, 2020

ITEM 1.	REPORTS TO STOCKHOLDERS.

SANFORD C. BERNSTEIN FUND II, INC.

INTERMEDIATE DURATION INSTITUTIONAL PORTFOLIO

ANNUAL REPORT

SEPTEMBER 30, 2020

Beginning January 1, 2021, as permitted by new regulations adopted by the Securities and Exchange Commission, the Fund’s annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website address to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically at any time by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by calling the Fund at 800.221.5672.

You may elect to receive all future reports in paper form free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports; if you invest directly with the Fund, you can call the Fund at 800.221.5672. Your election to receive reports in paper form will apply to all funds held in your account with your financial intermediary or, if you invest directly, to all AB Mutual Funds you hold.

Before investing in the Sanford C. Bernstein Fund II, Inc., a prospective investor should consider carefully the portfolio’s investment objectives and policies, charges, expenses and risks. These and other matters of importance to prospective investors are contained in the portfolio’s prospectus, an additional copy of which may be obtained by visiting our website at www.Bernstein.com and clicking on “Investments”, then “Mutual Fund and Money Market Information—Prospectuses, SAIs and Shareholder Reports” or by calling your financial advisor or by calling Bernstein’s mutual fund shareholder help line at 212.756.4097. Please read the prospectus carefully before investing.

For performance information current to the most recent month-end, please visit our website at www.Bernstein.com and click on “Investments”, then “Mutual Fund Information—Mutual Fund Performance at a Glance”.

This shareholder report must be preceded or accompanied by the Sanford C. Bernstein Fund II, Inc. prospectus for individuals who are not shareholders of the Fund.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit www.AllianceBernstein.com, or go to the Securities and Exchange Commission’s website at www.sec.gov, or call AllianceBernstein at 800.227.4618.

The Fund will file its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT reports are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-PORT may also be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C.; information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330.

Investment Products Offered:    •  Are Not FDIC Insured  •  May Lose Value  •  Are Not Bank Guaranteed

Portfolio Manager Commentary (Unaudited)

To Our Shareholders—November 16, 2020

On the following pages, you will find the 2020 annual report for Sanford C. Bernstein Fund II, Inc.—Intermediate Duration Institutional Portfolio (the “Portfolio”). The annual report covers the six- and 12-month periods ended September 30, 2020, and includes financial statements as well as notes to the financial statements, information about the recent performance of the Portfolio and a listing of the Portfolio’s holdings as of the period end.

Global equities recorded positive returns over the six-and 12-month periods ended September 30, 2020. Led by a strong US rally, global equity markets erased losses from March when the COVID-19 pandemic triggered a sharp decline from all-time highs. Investor optimism was supported by expanded monetary and fiscal stimulus, signs of encouraging economic data, and news that several potential vaccines had reached advanced trials.

Equity markets have been notable in their narrowness in this period, with technology stocks globally meaningfully outperforming all other sectors, and resulting in historic concentration across market indices.

Global fixed-income market returns were likewise strong, but volatile over the periods. Helped by unprecedented monetary and fiscal stimulus that combated market illiquidity, risk assets rebounded. Developed- and emerging-market investment-grade corporate bonds led, followed by high-yield bonds, as investors searched for higher yields in a period of falling interest rates.

Despite the recovery over the last six months, numerous concerns continue to plague global markets. Rising COVID-19 cases across much of the developed world are triggering a new round of containment measures and reinforcing fears about the pace of the recovery. Add in the transition to a new presidential administration and the ongoing US-China trade tensions, and uncertainty is expected to weigh on global markets for the foreseeable future.

As always, our portfolio teams are focused on balancing the opportunity for long term growth with managing risk in the short term. We believe that balance today is more important than ever. Thank you for your continued confidence in our approach.

If you have any questions about your investments in the Portfolio, please contact your Bernstein Advisor by calling 212.756.4097, or visit www.Bernstein.com. As always, we are firmly dedicated to your investment success. Thank you for your continued interest in the Portfolio.

Sincerely,

Robert M. Keith

President and Chief Executive Officer

Sanford C. Bernstein Fund II, Inc.

Investment Objectives and Policies

The Portfolio seeks to provide safety of principal and a moderate to high rate of current income. The Portfolio seeks to maintain an average portfolio quality minimum of A, based on ratings given to the Portfolio’s securities by national rating agencies (or, if unrated, determined by AllianceBernstein L.P., the Portfolio’s investment adviser (the “Adviser”), to be of comparable quality). Many types of securities may be purchased by the Portfolio, including corporate bonds, notes, US government and agency securities, asset-backed securities, mortgage-related securities, bank loan debt, preferred stock and inflation-protected securities, as well as others. The Portfolio may also invest up to 25% of its total assets in fixed-income, non-US dollar denominated foreign securities, and may invest without limit in fixed-income, US dollar denominated foreign securities, in each case in developed- or emerging-market countries.

The Portfolio may use derivatives, such as options, futures contracts, forward contracts and swaps.

The Portfolio may invest up to 25% of its total assets in fixed-income securities rated below investment-grade (BB or below) by national rating agencies (commonly known as “junk bonds”). No more than 5% of the Portfolio’s total assets may be invested in fixed-income securities rated CCC by national rating agencies.

In managing the Portfolio, the Adviser may use interest-rate forecasting to estimate an appropriate level of interest-rate risk

(Portfolio Manager Commentary continued on next page)

2020 Annual Report	1

Portfolio Manager Commentary (continued)

at a given time. The Adviser may moderately shorten the average duration of the Portfolio when it expects interest rates to rise and moderately lengthen average duration when it anticipates that interest rates will fall.

The Portfolio seeks to maintain an effective duration of three to seven years under normal market conditions. Duration is a measure that relates the expected price volatility of a security to changes in interest rates. The duration of a debt security is the weighted average term to maturity, expressed in years, of the present value of all future cash flows, including coupon payments and principal repayments.

The Adviser selects securities for purchase or sale based on its assessment of the securities’ risk and return characteristics as well as the securities’ impact on the overall risk and return characteristics of the Portfolio. In making this assessment, the Adviser takes into account various factors including the credit quality and sensitivity to interest rates of the securities under consideration and of the Portfolio’s other holdings.

The Portfolio may enter into foreign currency transactions on a spot (i.e., cash) basis or through the use of derivatives transactions, such as forward currency exchange contracts, currency futures and options thereon, and options on currencies. An appropriate hedge of currency exposure resulting from the Portfolio’s securities positions may not be available or cost effective, or the Adviser may determine not to hedge the positions, possibly even under market conditions where doing so could benefit the Portfolio.

Investment Results

The table on page 8 shows the Portfolio’s performance compared to its benchmark, the Bloomberg Barclays US Aggregate Bond Index, for the six- and 12-month periods ended September 30, 2020. The table also includes the Portfolio’s peer group, as represented by the Lipper Core Bond Funds Average (the “Lipper Average”). Funds in the Lipper Average have generally similar investment objectives to the Portfolio, although some of the funds may have different investment policies and sales and management fees and fund expenses.

During the 12-month period, the Portfolio underperformed the benchmark and outperformed the Lipper Average. Country allocation to off-benchmark non-US markets detracted, relative to the benchmark, mostly in Japan, Sweden and the eurozone, partially offset by gains in Canada and South Africa. Sector allocation detracted, mostly from off-benchmark allocations in emerging-market corporate bonds and an overweight to commercial mortgage-backed securities (“CMBS”) that were offset by exposure to investment-grade corporate bonds. Duration and yield-curve positioning contributed, due to an overall duration overweight and overweights in the six-month and five- to 10-year parts of the yield curve, which more than offset underweights in the two- and 20-year parts of the curve. Security selection also contributed, as gains in investment-grade corporate bonds, emerging-market corporates, and high-yield corporate bonds and derivatives in the US and eurozone more than offset losses among CMBS. Currency selection was a minor contributor to returns.

During the six-month period, the Portfolio outperformed the benchmark and the Lipper Average. Sector allocation was the primary contributor to performance, as off-benchmark exposures in agency risk-sharing securities, high-yield corporate bonds, and credit-risk transfer securities, and an overweight to CMBS more than offset a minor loss from high-yield credit derivatives. Security selection also contributed, as selections in investment-grade corporate bonds and asset-backed securities offset a loss from selections in CMBS. Duration and yield-curve positioning also added to performance, due to an overweight in duration and yield-curve positioning in the five- to 10-year parts of the yield curve that more than offset yield-curve positioning in the 20- to 30- year parts of the curve. Currency decisions were a minor contributor, while country allocation did not have a meaningful impact on returns.

During both periods, the Portfolio utilized derivatives in the form of interest rate swaps and futures to manage and hedge duration risk and/or to take active yield-curve positioning. Currency forwards were used to hedge foreign currency exposure and to take active currency risk. Credit default swaps and total return swaps were utilized to hedge credit risk and as a tool to effectively gain exposure to specific sectors.

Market Review and Investment Strategy

Global fixed-income market returns were positive yet volatile over the 12-month period ended September 30, 2020. Central banks and governments enacted an unprecedented amount of monetary and fiscal stimulus to combat market illiquidity and cushion the negative economic impact of COVID-19, which set the stage for a rebound in risk assets following the sell-off that started in March. Government bonds rallied as interest rates were slashed. Developed- and emerging-market investment-grade corporate bonds led gains, followed by emerging- and developed-market high-yield corporate bonds,

(Portfolio Manager Commentary continued on next page)

2	Sanford C. Bernstein Fund II, Inc.

Portfolio Manager Commentary (continued)

as investors searched for higher yields in a period of falling interest rates. Securitized assets advanced, while emerging-market sovereign bonds were slightly positive and emerging-market local bonds fell somewhat during the period. The US dollar fell against most major developed-market currencies and was mixed against emerging-market currencies. Brent crude oil prices fell more than 25% as demand slowed sharply and demand outlook was uncertain.

2020 Annual Report	3

Disclosures and Risks (Unaudited)

Benchmark Disclosures

None of the following indices or averages reflects fees and expenses associated with the active management of a mutual fund portfolio. The Bloomberg Barclays US Aggregate Bond Index represents the performance of securities within the US investment-grade fixed-rate bond market, with index components for government and corporate securities, mortgage pass-through securities, asset-backed securities and CMBS. The Lipper Core Bond Funds Average is the equal-weighted average returns of the portfolios in the relevant Lipper Inc. category; the average portfolios in a category may differ in composition from the Portfolio. The Lipper Core Bond Funds Average contains portfolios that invest primarily in investment-grade debt issues (rated in the top four grades) with dollar-weighted average maturities of five to ten years. An investor cannot invest directly in an index or average, and their results are not indicative of the performance for any specific investment, including the Portfolio.

A Word About Risk

The share price of the Portfolio will fluctuate and you may lose money. There is no guarantee that the Portfolio will achieve its investment objective.

Cybersecurity Risk: Cybersecurity incidents, both intentional and unintentional, may allow an unauthorized party to gain access to Portfolio assets, customer data (including private shareholder information), or proprietary information, or cause the Portfolio, the Adviser, and/or its service providers (including, but not limited to, fund accountants, custodians, sub-custodians, transfer agents and financial intermediaries) to suffer data breaches, data corruption or lose operational functionality, or prevent Portfolio investors from purchasing, redeeming or exchanging shares or receiving distributions. A Portfolio and the Adviser have limited ability to prevent or mitigate cybersecurity incidents affecting third-party service providers. Cybersecurity incidents may result in financial losses to such Portfolio and its shareholders, and substantial costs may be incurred in order to prevent any future cybersecurity incidents.

Interest-Rate Risk: This is the risk that changes in interest rates will affect the value of the Portfolio’s investments in fixed-income debt securities such as bonds and notes. When interest rates rise, the value of the Portfolio’s existing investments tends to fall and this decrease in value may not be offset by higher income from new investments. Interest rate risk is generally greater for fixed-income securities with longer maturities or durations. A general rise in interest rates may cause investors to move out of fixed-income securities on a large scale, which could adversely affect the price and liquidity of fixed-income securities and could also result in increased redemptions from a portfolio that invests largely in fixed-income securities.

Credit Risk: This is the risk that the issuer or the guarantor of a debt security, or the counterparty to a derivatives or other contract, will be unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. The issuer or guarantor may default, potentially causing a loss of the full principal amount of a security and accrued interest. The degree of risk for a particular security may be reflected in its credit rating. The credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security. Investments in fixed-income securities with lower ratings tend to have a higher probability that an issuer will default or fail to meet its payment obligations, making credit risk greater for medium-quality and lower-rated debt securities. Lower-rated debt securities and similar unrated securities (commonly known as “junk bonds”) have speculative elements or are predominantly speculative credit risks. At times when credit risk is perceived to be greater, credit “spreads” (i.e., the difference between the yields on lower quality securities and the yields on higher quality securities) may get larger or “widen”. As a result, the values of the lower quality securities may go down more and they may become harder to sell.

Duration Risk: The duration of a fixed-income security may be shorter than or equal to full maturity of the fixed-income security. Fixed-income securities with longer durations have more interest-rate risk and will decrease in price as interest rates rise. Securities that have final maturities longer than their durations may be affected by increased credit spreads to a far greater degree than their durations would suggest, because they are exposed to credit risk until final maturity.

Inflation Risk: This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Portfolio’s assets can decline as can the value of the Portfolio’s distributions. This risk is significantly greater for fixed-income securities with longer maturities.

Inflation-Protected Securities Risk: The terms of inflation-protected securities provide for the coupon and/or maturity value to be adjusted based on changes in an inflation index. Decreases in the inflation rate or in investors’ expectations

(Disclosures and Risks continued on next page)

4	Sanford C. Bernstein Fund II, Inc.

Disclosures and Risks (continued)

about inflation could cause these securities to underperform non-inflation-adjusted securities on a total-return basis. In addition, there can be no assurance that the relevant inflation index will accurately measure the rate of inflation, in which case the securities may not work as intended. These securities may be more difficult to trade or dispose of than other types of securities.

Foreign (Non-US) Securities Risk: Investments in foreign securities entail significant risks in addition to those customarily associated with investing in US securities. These risks include risks related to adverse market, economic, political and regulatory factors and social instability, all of which could disrupt the financial markets in which the Portfolio invests and adversely affect the value of the Portfolio’s assets.

Emerging-Markets Securities Risk: The risks of investing in foreign (non-US) securities are heightened with respect to issuers in emerging-market countries because the markets are less developed and less liquid and there may be a greater amount of economic, political and social uncertainty, and these risks are even more pronounced in “frontier” markets, which are investable markets with lower total market capitalization and liquidity than the more developed emerging markets. In addition, the value of the Portfolio’s investments may decline because of factors such as unfavorable or unsuccessful government actions and reduction of government or central bank support

Derivatives Risk: The Portfolio may use derivatives as direct investments to earn income, enhance return and broaden portfolio diversification, which entail greater risk than if used solely for hedging purposes. In addition to other risks such as the credit risk of the counterparty, derivatives involve the risk that changes in the value of the derivative may not correlate with relevant assets, rates or indices. Derivatives may be difficult to price or unwind, and small changes may produce disproportionate losses for the Portfolio. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. Assets required to be set aside or posted to cover or secure derivatives positions may themselves go down in value, and these collateral and other requirements may limit investment flexibility. Some derivatives involve leverage, which can make the Portfolio more volatile and can compound other risks. Derivatives, especially over-the-counter derivatives, are also subject to counterparty risk. Use of derivatives may have different tax consequences for the Portfolio than an investment in the underlying asset or index, and such differences may affect the amount, timing and character of income distributed to shareholders. The US government and certain foreign governments have adopted regulations governing derivatives markets, including mandatory clearing of certain derivatives and may impose additional regulations governing margin, reporting and registration requirements. The ultimate impact of the regulations remains unclear. Additional regulation may make derivatives more costly, limit their availability or utility, otherwise adversely affect their performance, or disrupt markets.

Mortgage-Related Securities Risk: Mortgage-related securities represent interests in “pools” of mortgages, including consumer loans or receivables held in trust. Mortgage-related securities are subject to credit, interest-rate, prepayment and extension risks. These securities also are subject to risk of default on the underlying mortgage, particularly during periods of economic downturn. Small movements in interest rates (both increases and decreases) may quickly and significantly reduce the value of certain mortgage-related securities.

Prepayment and Extension Risk: Prepayment risk is the risk that a loan, bond or other security might be called or otherwise converted, prepaid or redeemed before maturity. If this happens, particularly during a time of declining interest rates or credit spreads, the Portfolio will not benefit from the rise in market price that normally accompanies a decline in interest rates, and may not be able to invest the proceeds in securities providing as much income, resulting in a lower yield to the Portfolio. Conversely, extension risk is the risk that as interest rates rise or spreads widen, payments of securities may occur more slowly than anticipated by the market. If this happens, the values of these securities may go down because their interest rates are lower than current market rates and they remain outstanding longer than anticipated.

Subordination Risk: The Portfolio may invest in securities that are subordinated to more senior securities of an issuer, or which represent interests in pools of such subordinated securities. Subordinated securities will be disproportionately affected by a default or even a perceived decline in creditworthiness of the issuer. Subordinated securities are more likely to suffer a credit loss than non-subordinated securities of the same issuer, any loss incurred by the subordinated securities is likely to be proportionately greater, and any recovery of interest or principal may take more time.

(Disclosures and Risks continued on next page)

2020 Annual Report	5

Disclosures and Risks (continued)

Management Risk: The Portfolio is subject to management risk because it is an actively managed investment portfolio. The Adviser will apply its investment techniques and risk analyses in making investment decisions for the Portfolio, but these techniques, analyses and decisions may not work as intended or may not produce the desired results, and may, during certain periods, result in increased volatility for the Portfolio or cause the value of the Portfolio’s shares to go down. In some cases, derivatives and other investment techniques may be unavailable or the Adviser may determine not to use them, possibly even under market conditions where their use could benefit the Portfolio. Some of these techniques may incorporate, or rely upon, quantitative models, but there is no guarantee that these models will generate accurate forecasts, reduce risk or otherwise perform as expected. In addition, the Adviser may change the Portfolio’s investment strategies or policies from time to time. Those changes may not lead to the results intended by the Adviser and could have an adverse on effect the value or performance of the Portfolio.

Illiquid Investments Risk: Illiquid investments risk exists when particular investments are difficult to purchase or sell, possibly preventing the Portfolio from purchasing or selling these securities at an advantageous price. Over recent years, regulatory changes have led to reduced liquidity in the marketplace, and the capacity of dealers to make markets in fixed-income securities has been outpaced by the growth in the size of the fixed-income markets. Illiquid investments risk may be magnified in a rising interest-rate environment, where the value and liquidity of fixed-income securities generally go down.

Redemption Risk: The Portfolio may experience heavy redemptions that could cause the Portfolio to liquidate its assets at inopportune times or unfavorable prices or increase or accelerate taxable gains or transaction costs and may negatively affect the Portfolio’s net asset value or performance, which could cause the value of your investment to decline. Redemption risk is heightened during periods of overall market turmoil.

Foreign Currency Risk: This is the risk that changes in foreign (non-US) currency exchange rates may negatively affect the value of the Portfolio’s investments or reduce the returns of the Portfolio. For example, the value of the Portfolio’s investments in foreign securities and foreign currency positions may decrease if the US dollar is strong (i.e., gaining value relative to other currencies) and other currencies are weak (i.e., losing value relative to the US dollar).

Actions by a Few Major Investors: In certain countries, volatility may be heightened by actions of a few major investors. For example, substantial increases or decreases in cash flows of mutual funds investing in these markets could significantly affect local securities prices and, therefore, share prices of the Portfolio.

Market Risk: The Portfolio is subject to market risk, which is the risk that bond prices in general or in particular countries or sectors may decline over short or extended periods. Financial markets in the United States, Europe and elsewhere have experienced increased volatility, decreased liquidity and heightened uncertainty. These market conditions may recur from time to time and have an adverse impact on various securities markets. Certain governments and central banks have provided significant support to financial markets, including by buying stocks and through other market interventions. Further governmental or central bank actions, including interest rate increases or decreases, could negatively affect financial markets generally, increase market volatility and reduce the value and liquidity of securities in which the Portfolio invests.

The United Kingdom (the “UK”) voted to withdraw from the European Union (the “EU”) in 2016. A draft withdrawal agreement containing transitional arrangements and a Political Declaration setting out the agreed negotiating parameters for a future trading relationship were published in October 2019. The outcome of negotiations in respect of the future trading relationship remains uncertain. The UK left the EU on January 31, 2020 subject to a transition period ending December 31, 2020. The European Union (Withdrawal Agreement) Act 2020, which sets out the arrangements for the UK’s withdrawal from the EU, became law in the UK on January 23, 2020. The uncertainty surrounding the effect of the UK ceasing to be a member of the EU, including the uncertainty in relation to the legal and regulatory framework that will apply to the UK and its relationship with the remaining members of the EU (including, in relation to trade) after the end of the transitional period has caused and is likely to continue to cause increased economic volatility and market uncertainty globally.

The United States and its trading partners are periodically involved in disputes over trade, which may result in tariffs on various categories of goods imported from the other country. Trade disputes, particularly prolonged disputes, may adversely affect the economies of the United States and its trading partners, as well as the companies directly or indirectly affected by the dispute and financial markets generally, and

(Disclosures and Risks continued on next page)

6	Sanford C. Bernstein Fund II, Inc.

Disclosures and Risks (continued)

thus may adversely affect the value of the Portfolio’s assets. In addition, policy and legislative changes in the United States and in other countries are affecting many aspects of financial regulation, and may in some instances contribute to decreased liquidity and increased volatility in the financial markets. The impact of these changes, and the practical implications for market participants, may not be fully known for some time.

Conditions affecting the general economy, including political, social, or economic instability at the local, regional, or global level may also affect the market value of a security. Health crises, such as pandemic and epidemic diseases, as well as other incidents that interrupt the expected course of events, such as natural disasters, war or civil disturbance, acts of terrorism, power outages and other unforeseeable and external events, and the public response to or fear of such diseases or events, have and may in the future have an adverse effect on the Portfolio’s investments and net asset value and can lead to increased market volatility. For example, any preventative or protective actions that governments may take in respect of such diseases or events may result in periods of business disruption, inability to obtain raw materials, supplies and component parts, and reduced or disrupted operations for the Portfolio’s portfolio companies. The occurrence and pendency of such diseases or events could adversely affect the economies and financial markets either in specific countries or worldwide.

Lower-rated Securities Risk: Lower-rated securities, or junk bonds/high-yield securities, are subject to greater risk of loss of principal and interest and greater market risk than higher-rated securities. The capacity of issuers of lower-rated securities to pay interest and repay principal is more likely to weaken than is that of issuers of higher-rated securities in times of deteriorating economic conditions or rising interest rates.

These risks are discussed in further detail in the Portfolio’s prospectus.

An Important Note About Historical Performance

Except as noted, returns do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. All fees and expenses related to the operation of the Portfolio have been deducted.

The performance shown in this report represents past performance and does not guarantee future results. Performance information is as of the dates shown. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting www.Bernstein.com or by calling 212.756.4097. The investment return and principal value of an investment in the Portfolio will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost.

Investors should consider the investment objectives, risks, charges and expenses of the Portfolio carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit www.Bernstein.com, click on “Investments”, then “Mutual Fund and Money Market Information—Prospectuses, SAIs and Shareholder Reports”, or call Bernstein’s mutual fund shareholder help line at 212.756.4097 or contact your Bernstein Advisor. Please read the prospectus and/or summary prospectus carefully before investing.

2020 Annual Report	7

Historical Performance (Unaudited)

Intermediate Duration Institutional Portfolio vs. Its Benchmark and Lipper Average

	TOTAL RETURNS		AVERAGE ANNUAL TOTAL RETURNS
THROUGH SEPTEMBER 30, 2020	PAST SIX MONTHS	PAST 12 MONTHS	PAST FIVE YEARS	PAST 10 YEARS	SINCE INCEPTION	INCEPTION DATE
Intermediate Duration Institutional Portfolio[1]	6.84%	6.96%	4.50%	3.94%	4.87%	5/17/2002
Bloomberg Barclays US Aggregate Bond Index	3.53%	6.98%	4.18%	3.64%	4.67%
Lipper Core Bond Funds Average	6.25%	6.87%	4.08%	3.57%	—

[1]	There are no sales charges associated with an investment in the Portfolio. Total returns and average annual returns are therefore the same.

The current prospectus table shows the total annual operating expense ratio for the Portfolio as 0.52%, gross of any fee waivers or expense reimbursements. Contractual fee waivers and/or expense reimbursements limit the annual operating expense ratio to 0.45%. These waivers/reimbursements may not be terminated before January 28, 2021 and may be extended by the Adviser for additional one-year terms. Absent reimbursements or waivers, performance would have been lower. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratio shown above may differ from the expense ratio in the Financial Highlights section since they are based on different time periods.

Growth of a $25,000 Investment in the Portfolio

The chart illustrates the total value of an assumed $25,000 minimum investment as compared to the performance of the Portfolio’s benchmark and Lipper Average for the 10-year period ended September 30, 2020.

Portfolio Summary—September 30, 2020 (Unaudited)

Security Type Breakdown[1]

1	All data are as of September 30, 2020. The Portfolio’s security type breakdown is expressed as a percentage of total investments and may vary over time. The Portfolio also enters into derivative transactions, which may be used for hedging or investment purposes (see “Schedule of Investments” section of the report for additional details).

2	“Other” represents less than 0.6% in Agencies, Common Stocks, Emerging Markets—Corporate Bonds and Emerging Markets—Sovereigns

See Disclosures, Risks and Note about Historical Performance on pages 4-7.

8	Sanford C. Bernstein Fund II, Inc.

Expense Example—September 30, 2020 (Unaudited)

As a shareholder of the Fund, you incur various types of costs including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses—The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes—The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	BEGINNING ACCOUNT VALUE APRIL 1, 2020	ENDING ACCOUNT VALUE SEPTEMBER 30, 2020	EXPENSES PAID DURING PERIOD*	ANNUALIZED EXPENSE RATIO*
SCB Intermediate Duration Institutional Portfolio
Actual	$1,000	$1,068.40	$2.33	0.45%
Hypothetical**	$1,000	$1,022.75	$2.28	0.45%

*	Expenses are equal to the classes’ annualized expense ratios, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).

**	Assumes 5% annual return before expenses.

2020 Annual Report	9

Schedule of Investments

Sanford C. Bernstein Fund, Inc.

Schedule of Investments

Intermediate Duration Institutional Portfolio

September 30, 2020

	Principal Amount (000)			U.S. $ Value

CORPORATES—INVESTMENT GRADE–30.3%

Industrial–19.3%
Basic–1.4%
Alpek SAB de CV 4.25%, 09/18/2029(a)		U.S.$	251	$246,843
Celulosa Arauco y Constitucion SA 4.20%, 01/29/2030(a)			651	688,432
Dow Chemical Co. (The) 4.375%, 11/15/2042			87	97,924
DuPont de Nemours, Inc. 4.493%, 11/15/2025			1,085	1,249,150
Eastman Chemical Co. 3.80%, 03/15/2025			496	546,914
Fresnillo PLC 4.25%, 10/02/2050(a)			2,722	2,682,749
Glencore Funding LLC 4.125%, 05/30/2023(a)			502	537,878
GUSAP III LP 4.25%, 01/21/2030(a)			1,190	1,237,154
Industrias Penoles SAB de CV 4.75%, 08/06/2050(a)			463	476,534
Inversiones CMPC SA 3.85%, 01/13/2030(a)			200	217,250
4.375%, 04/04/2027(a)			1,103	1,232,258
Inversiones CMPC SA/Cayman Islands Branch 4.375%, 05/15/2023(a)			322	341,421
LYB International Finance BV 4.00%, 07/15/2023			330	357,317
LyondellBasell Industries NV 5.75%, 04/15/2024			996	1,143,129
Nutrition & Biosciences, Inc. 1.832%, 10/15/2027(a)			463	465,144
Orbia Advance Corp. SAB de CV 4.00%, 10/04/2027(a)			750	806,015
4.875%, 09/19/2022(a)			365	383,212
Suzano Austria GmbH 3.75%, 01/15/2031			343	343,943

				13,053,267

Capital Goods–0.4%
General Electric Co. 0.875%, 05/17/2025		EUR	1,304	1,521,276
3.45%, 05/01/2027		U.S.$	523	552,837
Raytheon Technologies Corp. 3.95%, 08/16/2025			1,318	1,499,317
Westinghouse Air Brake Technologies Corp. 3.20%, 06/15/2025			270	284,796

				3,858,226

Communications—Media–1.6%
Charter Communications Operating LLC/Charter Communications Operating Capital 4.20%, 03/15/2028	U.S.$		216	$245,065
4.80%, 03/01/2050			302	341,740
5.125%, 07/01/2049			467	545,358
Comcast Corp. 3.45%, 02/01/2050			779	874,856
4.15%, 10/15/2028			1,200	1,445,112
Cox Communications, Inc. 2.95%, 06/30/2023(a)			463	486,599
Interpublic Group of Cos., Inc. (The) 4.75%, 03/30/2030			1,070	1,284,738
Prosus NV 4.027%, 08/03/2050(a)			691	705,684
Tencent Holdings Ltd. 1.81%, 01/26/2026(a)			1,256	1,272,717
3.24%, 06/03/2050(a)			1,022	1,035,220
Time Warner Cable LLC 4.00%, 09/01/2021			30	30,626
4.125%, 02/15/2021			733	735,800
4.50%, 09/15/2042			505	547,208
ViacomCBS, Inc. 3.375%, 02/15/2028			974	1,070,251
3.70%, 06/01/2028			450	498,888
4.20%, 05/19/2032			270	308,178
4.95%, 01/15/2031			437	524,369
Walt Disney Co. (The) 2.75%, 09/01/2049			894	864,605
Weibo Corp. 3.375%, 07/08/2030			1,973	2,004,445

				14,821,459

Communications—Telecommunications–1.3%
AT&T, Inc. 2.75%, 06/01/2031			529	556,905
3.65%, 09/15/2059(a)			1,140	1,120,039
4.35%, 03/01/2029			4,640	5,458,079
Sprint Spectrum Co. LLC/Sprint Spectrum Co. II LLC/Sprint Spectrum Co. III LLC 4.738%, 03/20/2025(a)			1,380	1,495,685
Verizon Communications, Inc. 3.00%, 03/22/2027			463	515,995
Vodafone Group PLC 3.75%, 01/16/2024			2,384	2,603,566

				11,750,269

Consumer Cyclical—Automotive–1.5%
General Motors Co. 6.125%, 10/01/2025			278	322,950
6.80%, 10/01/2027			390	474,333
General Motors Financial Co., Inc. 2.70%, 08/20/2027			1,220	1,212,912
4.30%, 07/13/2025			275	298,323
5.10%, 01/17/2024			1,398	1,527,455
5.20%, 03/20/2023			966	1,048,004
5.25%, 03/01/2026			600	676,872
Harley-Davidson Financial Services, Inc. 3.35%, 06/08/2025(a)			2,504	2,616,955

10	Sanford C. Bernstein Fund II, Inc.

Principal Amount (000)			U.S. $ Value
Lear Corp. 3.50%, 05/30/2030	U.S.$	729	$743,587
3.80%, 09/15/2027		1,089	1,146,216
Nissan Motor Co., Ltd. 4.345%, 09/17/2027(a)		2,084	2,089,856
Volkswagen Group of America Finance LLC 2.90%, 05/13/2022(a)		990	1,023,581

			13,181,044

Consumer Cyclical—Other–0.4%
Las Vegas Sands Corp. 2.90%, 06/25/2025		1,168	1,163,573
3.20%, 08/08/2024		686	693,128
Marriott International, Inc./MD Series EE 5.75%, 05/01/2025		1,161	1,293,400

			3,150,101

Consumer Cyclical—Restaurants–0.1%
Starbucks Corp. 4.50%, 11/15/2048		605	735,335

Consumer Cyclical—Retailers–0.7%
Advance Auto Parts, Inc. 1.75%, 10/01/2027		519	517,443
AutoNation, Inc. 4.75%, 06/01/2030		1,056	1,247,432
Ralph Lauren Corp. 2.95%, 06/15/2030		2,519	2,628,249
Ross Stores, Inc. 4.70%, 04/15/2027		1,925	2,269,787

			6,662,911

Consumer Non-Cyclical–4.0%
AbbVie, Inc. 2.95%, 11/21/2026(a)		1,376	1,498,519
4.875%, 11/14/2048		932	1,180,024
Ahold Finance USA LLC 6.875%, 05/01/2029		120	169,048
Altria Group, Inc. 3.40%, 05/06/2030		1,745	1,900,706
4.80%, 02/14/2029		323	382,303
Anheuser-Busch InBev Worldwide, Inc. 4.60%, 06/01/2060		900	1,088,451
5.55%, 01/23/2049		2,345	3,155,807
BAT Capital Corp. 2.259%, 03/25/2028		2,706	2,717,338
3.215%, 09/06/2026		1,844	1,981,784
4.70%, 04/02/2027		1,110	1,274,669
Baxalta, Inc. 3.60%, 06/23/2022		5	5,149
Biogen, Inc. 3.625%, 09/15/2022		11	11,670
4.05%, 09/15/2025		2,096	2,387,365
Cigna Corp. 3.40%, 03/01/2027		2,395	2,684,915
3.75%, 07/15/2023		311	336,508
4.125%, 11/15/2025		1,278	1,463,808
4.375%, 10/15/2028		740	879,771
Principal Amount (000)			U.S. $ Value
Coca-Cola Femsa SAB de CV 1.85%, 09/01/2032	U.S.$	529	$530,497
2.75%, 01/22/2030		636	682,110
CVS Health Corp. 3.875%, 07/20/2025		500	563,770
4.10%, 03/25/2025		686	774,295
HCA, Inc. 5.25%, 06/15/2026		20	23,296
Kimberly-Clark Corp. 3.875%, 03/01/2021		35	35,511
Kimberly-Clark de Mexico SAB de CV 2.431%, 07/01/2031(a)		469	479,553
Mylan NV 3.95%, 06/15/2026		1,720	1,933,830
Royalty Pharma PLC 1.75%, 09/02/2027(a)		294	294,623
Shire Acquisitions Investments Ireland DAC 3.20%, 09/23/2026		2,936	3,268,003
Sigma Alimentos SA de CV 4.125%, 05/02/2026(a)		221	235,089
Takeda Pharmaceutical Co., Ltd. 4.40%, 11/26/2023		1,378	1,530,779
Tyson Foods, Inc. 3.95%, 08/15/2024		1,211	1,345,251
4.00%, 03/01/2026		181	207,115
Zimmer Biomet Holdings, Inc. 3.55%, 03/20/2030		296	331,174
Zoetis, Inc. 3.45%, 11/13/2020		479	479,412

			35,832,143

Energy–4.7%
Baker Hughes a GE Co. LLC/Baker Hughes Co-Obligor, Inc. 3.337%, 12/15/2027		3,039	3,228,330
Boardwalk Pipelines LP 3.40%, 02/15/2031		926	907,128
BP Capital Markets America, Inc. 3.194%, 04/06/2025		1,118	1,228,995
Cenovus Energy, Inc. 4.25%, 04/15/2027		1,028	934,082
ConocoPhillips Holding Co. 6.95%, 04/15/2029		85	118,122
Energy Transfer Operating LP 3.60%, 02/01/2023		100	103,029
3.75%, 05/15/2030		1,733	1,680,993
4.65%, 06/01/2021		324	329,074
4.75%, 01/15/2026		1,425	1,518,195
5.50%, 06/01/2027		1,500	1,651,575
Eni SpA 4.25%, 05/09/2029(a)		1,163	1,308,782
Exxon Mobil Corp. 1.571%, 04/15/2023		1,660	1,707,293
Husky Energy, Inc. 4.40%, 04/15/2029		3,466	3,638,919
Kinder Morgan Energy Partners LP 4.15%, 03/01/2022		260	271,973

2020 Annual Report	11

Schedule of Investments (continued)

Principal Amount (000)			U.S. $ Value
Kinder Morgan, Inc. 5.00%, 02/15/2021(a)	U.S.$	645	$652,792
Marathon Oil Corp. 3.85%, 06/01/2025		998	1,024,597
6.80%, 03/15/2032		1,800	1,934,784
Marathon Petroleum Corp. 5.125%, 03/01/2021-12/15/2026		2,842	3,303,066
Newfield Exploration Co. 5.625%, 07/01/2024		805	781,389
Noble Energy, Inc. 3.90%, 11/15/2024		1,197	1,310,775
Oleoducto Central SA 4.00%, 07/14/2027(a)		491	509,903
ONEOK, Inc. 4.00%, 07/13/2027		1,720	1,787,906
4.35%, 03/15/2029		1,012	1,055,395
5.85%, 01/15/2026		696	802,049
Phillips 66 4.30%, 04/01/2022		131	138,181
Plains All American Pipeline LP/PAA Finance Corp. 2.85%, 01/31/2023		1,417	1,442,846
3.55%, 12/15/2029		173	166,684
3.60%, 11/01/2024		1,485	1,529,312
3.85%, 10/15/2023		650	680,017
4.50%, 12/15/2026		311	331,287
Sabine Pass Liquefaction LLC 5.00%, 03/15/2027		811	914,378
Shell International Finance BV 3.25%, 04/06/2050		1,659	1,764,479
Spectra Energy Partners LP 3.50%, 03/15/2025		20	21,813
4.60%, 06/15/2021		145	147,609
Sunoco Logistics Partners Operations LP 4.00%, 10/01/2027		1,926	1,964,539
Tengizchevroil Finance Co. International Ltd. 3.25%, 08/15/2030(a)		415	417,075
TransCanada PipeLines Ltd. 3.80%, 10/01/2020		10	10,000
Valero Energy Corp. 2.70%, 04/15/2023		943	977,684
Williams Cos., Inc. (The) 3.50%, 11/15/2030		402	437,432
3.90%, 01/15/2025		30	32,758

			42,765,240

Other Industrial–0.1%
Alfa SAB de CV 5.25%, 03/25/2024(a)		915	963,323

Services–0.4%
Booking Holdings, Inc. 4.625%, 04/13/2030		2,166	2,602,536
Expedia Group, Inc.
6.25%, 05/01/2025(a)		111	122,262
7.00%, 05/01/2025(a)		377	406,391

			3,131,189

Technology–2.0%
Analog Devices, Inc. 2.95%, 04/01/2025	U.S.$	140	$152,398
Apple, Inc. 2.40%, 08/20/2050		1,790	1,782,983
Baidu, Inc. 3.425%, 04/07/2030		203	223,086
Broadcom Corp./Broadcom Cayman Finance Ltd. 3.50%, 01/15/2028		204	220,773
3.875%, 01/15/2027		2,881	3,191,111
Broadcom, Inc. 4.11%, 09/15/2028		1,165	1,301,596
4.15%, 11/15/2030		1,657	1,858,806
4.25%, 04/15/2026		277	312,401
4.70%, 04/15/2025		66	74,976
Dell International LLC/EMC Corp. 6.02%, 06/15/2026(a)		918	1,079,540
Infor, Inc. 1.75%, 07/15/2025(a)		649	668,295
International Business Machines Corp. 2.95%, 05/15/2050		847	872,114
Lam Research Corp. 2.80%, 06/15/2021		566	574,564
Leidos, Inc. 4.375%, 05/15/2030(a)		1,913	2,239,970
NXP BV/NXP Funding LLC/NXP USA, Inc. 2.70%, 05/01/2025(a)		204	215,893
3.875%, 06/18/2026(a)		508	568,787
Oracle Corp. 2.50%, 04/01/2025		1,685	1,805,393
3.60%, 04/01/2050		795	889,851
Seagate HDD Cayman 4.091%, 06/01/2029(a)		346	376,168

			18,408,705

Transportation—Airlines–0.3%
Delta Air Lines, Inc./SkyMiles IP Ltd. 4.50%, 10/20/2025(a)		819	839,497
4.75%, 10/20/2028(a)		951	986,501
Southwest Airlines Co. 4.75%, 05/04/2023		452	482,239
5.25%, 05/04/2025		543	598,321

			2,906,558

Transportation—Railroads–0.1%
Lima Metro Line 2 Finance Ltd. 4.35%, 04/05/2036(a)		261	287,752
5.875%, 07/05/2034(a)		442	538,035

			825,787

Transportation—Services–0.3%
Aviation Capital Group LLC 2.875%, 01/20/2022(a)		143	141,990
3.50%, 11/01/2027(a)		200	178,398
3.875%, 05/01/2023(a)		679	672,271
4.125%, 08/01/2025(a)		10	9,580
4.375%, 01/30/2024(a)		312	310,278

12	Sanford C. Bernstein Fund II, Inc.

Principal Amount (000)				U.S. $ Value
4.875%, 10/01/2025(a)		U.S.$	350	$344,225
5.50%, 12/15/2024(a)			879	905,625

				2,562,367

				174,607,924

Financial Institutions–10.6%
Banking–8.4%
ABN AMRO Bank NV 4.75%, 07/28/2025(a)			269	303,822
AIB Group PLC 4.263%, 04/10/2025(a)			722	776,244
4.75%, 10/12/2023(a)			575	623,392
Australia & New Zealand Banking Group Ltd. 4.40%, 05/19/2026(a)			400	451,144
Banco de Credito del Peru 3.125%, 07/01/2030(a)			1,447	1,447,000
Banco Santander Mexico SA Institucion de Banca Multiple Grupo Financiero Santand 5.375%, 04/17/2025(a)			668	739,710
Banco Santander SA
2.746%, 05/28/2025			600	630,042
3.49%, 05/28/2030			200	218,328
3.50%, 04/11/2022			600	622,014
5.179%, 11/19/2025			3,400	3,851,316
Bank of America Corp.
5.00%, 05/13/2021			10	10,288
5.875%, 01/05/2021			35	35,504
Series DD 6.30%, 03/10/2026(b)			335	378,577
Series L 3.95%, 04/21/2025			2,450	2,722,293
Series Z 6.50%, 10/23/2024(b)			524	581,677
Bank of New York Mellon Corp. (The) Series G 4.70%, 09/20/2025(b)			392	415,936
Banque Federative du Credit Mutuel SA 2.75%, 10/15/2020(a)			705	705,634
Barclays Bank PLC 6.86%, 06/15/2032(a)(b)			226	286,577
BBVA USA 2.875%, 06/29/2022			1,785	1,839,193
BNP Paribas SA 4.375%, 09/28/2025-05/12/2026(a)			2,375	2,654,731
BPCE SA 2.75%, 01/11/2023(a)			585	612,425
5.70%, 10/22/2023(a)			379	424,851
Capital One Financial Corp.
2.60%, 05/11/2023			808	845,095
3.30%, 10/30/2024			1,725	1,868,830
4.75%, 07/15/2021			90	93,043
Citigroup, Inc.
3.106%, 04/08/2026			314	339,202
3.875%, 03/26/2025			3,515	3,881,931
4.45%, 09/29/2027			1,675	1,942,866
5.95%, 01/30/2023(b)	U.S.$		481	$493,516
Commonwealth Bank of Australia 4.50%, 12/09/2025(a)			409	463,184
Cooperatieve Rabobank UA
3.95%, 11/09/2022			443	471,201
4.375%, 08/04/2025			1,869	2,110,344
Credit Agricole SA/London
3.25%, 10/04/2024(a)			364	393,051
3.375%, 01/10/2022(a)			680	702,426
Danske Bank A/S 3.875%, 09/12/2023(a)			1,744	1,873,632
Deutsche Bank AG/New York NY 3.961%, 11/26/2025			150	159,389
Discover Bank 4.682%, 08/09/2028			386	403,127
Fifth Third Bancorp
3.50%, 03/15/2022			41	42,654
Series L 4.50%, 09/30/2025(b)			478	481,523
Goldman Sachs Group, Inc. (The) 3.75%, 02/25/2026			210	236,424
HSBC Holdings PLC
4.041%, 03/13/2028			901	996,461
4.25%, 03/14/2024			1,610	1,724,938
4.292%, 09/12/2026			466	520,065
6.375%, 03/30/2025(b)			1,019	1,063,510
ING Groep NV 6.875%, 04/16/2022(a)(b)			750	781,770
JPMorgan Chase & Co.
2.083%, 04/22/2026			1,167	1,218,138
2.956%, 05/13/2031			1,256	1,346,344
3.54%, 05/01/2028			968	1,086,057
3.625%, 05/13/2024			436	480,860
Lloyds Banking Group PLC 4.05%, 08/16/2023			250	270,837
Manufacturers & Traders Trust Co. 2.625%, 01/25/2021			1,000	1,005,380
Mastercard, Inc. 3.30%, 03/26/2027			663	758,339
Morgan Stanley
3.737%, 04/24/2024			682	732,741
5.00%, 11/24/2025			699	820,871
7.25%, 04/01/2032			55	83,201
Series F 3.875%, 04/29/2024			335	369,753
Series G 3.75%, 02/25/2023			39	41,863
4.35%, 09/08/2026			1,815	2,094,056
5.50%, 07/28/2021			746	777,242
Nationwide Building Society 4.00%, 09/14/2026(a)			1,580	1,713,652
Natwest Group PLC
8.625%, 08/15/2021(b)			1,810	1,864,354
Series U 2.54% (LIBOR 3 Month + 2.32%), 09/30/2027(b)(c)			800	764,584
Santander Holdings USA, Inc. 4.40%, 07/13/2027			911	999,613

2020 Annual Report	13

Schedule of Investments (continued)

Principal Amount (000)			U.S. $ Value
Santander UK Group Holdings PLC 3.373%, 01/05/2024	U.S.$	1,150	$1,201,600
Santander UK PLC 5.00%, 11/07/2023(a)		369	402,989
Societe Generale SA 4.25%, 08/19/2026(a)		1,706	1,837,857
Standard Chartered PLC
1.778% (LIBOR 3 Month + 1.51%), 01/30/2027(a)(b)(c)		400	336,596
5.20%, 01/26/2024(a)		723	784,542
7.50%, 04/02/2022(a)(b)		453	467,840
7.75%, 04/02/2023(a)(b)		200	213,114
State Street Corp. 2.901%, 03/30/2026(a)		125	135,796
Truist Financial Corp. Series Q 5.10%, 03/01/2030(b)		1,603	1,724,171
UBS AG 4.75%, 02/12/2026(a)	EUR	135	160,076
UBS AG/Stamford CT 7.625%, 08/17/2022	U.S.$	1,584	1,763,103
UBS Group AG
7.00%, 01/31/2024-02/19/2025(a)(b)		456	496,102
7.125%, 08/10/2021(a)(b)		395	405,720
UniCredit SpA 2.569%, 09/22/2026(a)		2,079	2,059,873
US Bancorp Series J 5.30%, 04/15/2027(b)		723	778,714
Wells Fargo & Co.
2.188%, 04/30/2026		843	878,811
3.069%, 01/24/2023		1,445	1,490,619
3.75%, 01/24/2024		1,535	1,669,742
Series G 4.30%, 07/22/2027		674	772,471

			76,226,501

Brokerage–0.1%
Charles Schwab Corp. (The) Series G 5.375%, 06/01/2025(b)		790	854,448

Finance–0.8%
AerCap Ireland Capital DAC/AerCap Global Aviation Trust
2.875%, 08/14/2024		252	242,437
3.30%, 01/23/2023		252	251,972
3.65%, 07/21/2027		252	230,610
4.125%, 07/03/2023		252	256,755
4.50%, 09/15/2023		740	762,052
6.50%, 07/15/2025		245	264,125
Air Lease Corp.
3.875%, 07/03/2023		145	150,970
4.25%, 02/01/2024		592	615,656
Aircastle Ltd.
4.40%, 09/25/2023		138	136,554
5.25%, 08/11/2025(a)		245	239,774
GE Capital Funding LLC
4.05%, 05/15/2027(a)	U.S.$	225	$242,172
4.40%, 05/15/2030(a)		1,482	1,587,281
GE Capital International Funding Co. Unlimited Co. 4.418%, 11/15/2035		757	798,514
Synchrony Financial 4.50%, 07/23/2025		1,500	1,656,480

			7,435,352

Insurance–0.8%
Alleghany Corp. 3.625%, 05/15/2030		1,801	2,029,007
Anthem, Inc. 3.30%, 01/15/2023		33	34,980
Centene Corp.
4.25%, 12/15/2027		293	306,540
4.625%, 12/15/2029		335	361,073
Guardian Life Insurance Co. of America (The) 4.85%, 01/24/2077(a)		868	1,145,638
Massachusetts Mutual Life Insurance Co. 3.729%, 10/15/2070(a)		11	11,348
MetLife Capital Trust IV 7.875%, 12/15/2037(a)		970	1,330,753
MetLife, Inc.
3.048%, 12/15/2022		75	79,445
10.75%, 08/01/2039		25	40,755
Nationwide Mutual Insurance Co. 9.375%, 08/15/2039(a)		377	636,892
Prudential Financial, Inc.
4.50%, 11/15/2020		86	86,424
5.20%, 03/15/2044		462	487,549
5.375%, 05/15/2045		139	151,222
5.875%, 09/15/2042		103	109,093
Voya Financial, Inc. 5.65%, 05/15/2053		395	407,577

			7,218,296

Other Finance–0.1%
AerCap Ireland Capital DAC/AerCap Global Aviation Trust 4.45%, 04/03/2026		351	348,968

REITS–0.4%
Host Hotels & Resorts LP Series D 3.75%, 10/15/2023		48	49,615
Welltower, Inc.
2.75%, 01/15/2031		1,028	1,057,987
3.10%, 01/15/2030		802	851,090
3.625%, 03/15/2024		483	522,712
4.00%, 06/01/2025		1,119	1,255,742

			3,737,146

			95,820,711

14	Sanford C. Bernstein Fund II, Inc.

	Principal Amount (000)			U.S. $ Value

Utility–0.4%
Electric–0.4%
AES Panama Generation Holdings SRL 4.375%, 05/31/2030(a)		U.S.$	487	$499,023
Colbun SA 3.15%, 03/06/2030(a)			200	215,375
Duke Energy Carolinas LLC 3.90%, 06/15/2021			42	42,685
Enel Chile SA 4.875%, 06/12/2028			957	1,125,276
Israel Electric Corp., Ltd. Series 6 5.00%, 11/12/2024(a)			1,117	1,260,814
Kentucky Utilities Co. 3.30%, 06/01/2050			732	800,076
NextEra Energy Capital Holdings, Inc. 2.75%, 05/01/2025			342	369,958

				4,313,207

Total Corporates—Investment Grade (cost $260,512,700)				274,741,842

GOVERNMENTS—TREASURIES–26.9%
Malaysia–0.3%
Malaysia Government Bond Series 117 3.882%, 03/10/2022		MYR	9,375	2,321,424

Netherlands–1.2%
Netherlands Government Bond 0.25%, 07/15/2029(a)		EUR	9,090	11,348,499

United States–25.4%
U.S. Treasury Bonds 1.25%, 05/15/2050		U.S.$	3,270	3,108,544
2.25%, 08/15/2046–08/15/2049			20,862	24,847,239
2.375%, 11/15/2049			4,905	6,004,793
2.50%, 02/15/2046–05/15/2046			6,259	7,745,887
2.75%, 08/15/2042			190	243,853
2.875%, 05/15/2043–11/15/2046			603	795,856
3.00%, 05/15/2042–02/15/2049			16,061	21,870,300
3.00%, 05/15/2047(d)			1,447	1,963,850
3.125%, 02/15/2043–08/15/2044			330	448,037
3.375%, 05/15/2044			646	912,818
3.50%, 02/15/2039			8,105	11,387,525
3.625%, 08/15/2043–02/15/2044			1,981	2,893,291
3.75%, 11/15/2043			295	438,859
4.375%, 02/15/2038–11/15/2039			11,639	18,182,029
4.50%, 02/15/2036			1,074	1,626,639
4.75%, 02/15/2037			1,525	2,404,496
5.25%, 11/15/2028(e)			2,645	3,636,875
5.375%, 02/15/2031			1,105	1,628,148
U.S. Treasury Notes
0.125%, 08/31/2022			73,144	73,144,000
1.125%, 02/28/2021–09/30/2021			938	946,329
1.375%, 10/31/2020–05/31/2021			1,273	1,274,772
1.50%, 02/15/2030			9,956	10,746,258
1.625%, 11/15/2022–04/30/2023			5,679	5,894,429
1.75%, 10/31/2020–11/15/2029			5,226	5,466,865
1.875%, 04/30/2022(e)	U.S.$		2,580	$2,650,950
2.00%, 02/15/2025			36	39,079
2.125%, 12/31/2022–05/15/2025			3,053	3,191,289
2.25%, 11/15/2025–02/15/2027			2,006	2,239,097
2.625%, 02/15/2029			8,921	10,426,419
2.75%, 11/15/2023			160	172,875
2.875%, 05/15/2028			2,786	3,279,209

				229,610,610

Total Governments—Treasuries (cost $218,564,914)				243,280,533

MORTGAGE PASS-THROUGHS–12.2%
Agency Fixed Rate 30-Year–11.3%
Federal Home Loan Mortgage Corp. Series 2019 3.50%, 09/01/2049–11/01/2049			2,766	2,975,927
Series 2020 3.50%, 01/01/2050			2,383	2,608,583
Federal Home Loan Mortgage Corp. Gold Series 2005 5.50%, 01/01/2035			33	38,747
Series 2007 5.50%, 07/01/2035			216	249,922
Series 2016 4.00%, 02/01/2046			1,919	2,122,526
Series 2017 4.00%, 07/01/2044			1,419	1,568,075
Series 2018 4.00%, 08/01/2048–12/01/2048			5,090	5,535,775
4.50%, 03/01/2048–11/01/2048			5,200	5,751,364
5.00%, 11/01/2048			993	1,106,797
Federal National Mortgage Association
Series 2003 5.50%, 04/01/2033–07/01/2033			555	640,592
Series 2004 5.50%, 02/01/2034–11/01/2034			513	595,637
Series 2005 5.50%, 02/01/2035			538	625,144
Series 2006 5.50%, 04/01/2036			108	125,725
Series 2007 5.50%, 05/01/2036–08/01/2037			136	158,260
Series 2008 5.50%, 08/01/2037			1	912
Series 2009 5.00%, 12/01/2039			23	26,036
Series 2010 4.00%, 12/01/2040			856	947,331
5.00%, 06/01/2040			23	26,680
Series 2012 3.50%, 02/01/2042–01/01/2043			8,048	8,890,496
Series 2013 3.50%, 04/01/2043			3,872	4,278,710
4.00%, 10/01/2043			2,853	3,145,179
Series 2015 3.00%, 05/01/2045–08/01/2045			3,255	3,433,375

2020 Annual Report	15

Schedule of Investments (continued)

Principal Amount (000)				U.S. $ Value
Series 2017 3.50%, 11/01/2047	U.S.$	45		$47,769
Series 2018 3.50%, 11/01/2047–02/01/2048		229		241,846
4.00%, 08/01/2048–12/01/2048		7,055		7,670,709
4.50%, 09/01/2048		4,562		5,044,215
Series 2019 3.50%, 08/01/2049–11/01/2049		8,222		8,834,204
4.00%, 06/01/2049		3,632		3,983,727
Series 2020 3.50%, 01/01/2050		2,525		2,733,438
Government National Mortgage Association Series 2016 3.00%, 04/20/2046–05/20/2046		1,802		1,896,984
Uniform Mortgage-Backed Security Series 2020 1.50%, 10/01/2050, TBA		4,435		4,463,065
2.00%, 10/01/2050, TBA		8,645		8,939,470
2.50%, 10/01/2050, TBA		12,730		13,355,560

				102,062,780

Agency Fixed Rate 15-Year–0.9%
Federal National Mortgage Association Series 2016 2.50%, 10/01/2031–12/01/2031		4,967		5,204,088
Series 2017 2.50%, 01/01/2032–02/01/2032		2,984		3,123,727

				8,327,815

Other Agency Fixed Rate Programs–0.0%
Federal National Mortgage Association Series 2005 5.50%, 03/01/2025		58		64,380

Agency ARMs–0.0%
Federal Home Loan Mortgage Corp. Gold Series 2006 4.30% (LIBOR 12 Month + 2.18%), 12/01/2036(c)		0	**	282
Series 2007 4.10% (LIBOR 12 Month + 2.10%), 03/01/2037(c)		1		614
Federal National Mortgage Association Series 2007 3.46% (LIBOR 12 Month + 1.46%), 02/01/2037(c)		1		1,297
3.80% (LIBOR 12 Month + 1.78%), 03/01/2037(c)		1		1,122

				3,315

Total Mortgage Pass-Throughs (cost $106,161,353)				110,458,290

COMMERCIAL MORTGAGE-BACKED SECURITIES–9.0%
Non-Agency Fixed Rate CMBS–7.0%
BAMLL Commercial Mortgage Securities Trust Series 2013-WBRK, Class D 3.652%, 03/10/2037(a)	U.S.$	740		$655,134
Banc of America Commercial Mortgage Trust Series 2015-UBS7, Class AS 3.989%, 09/15/2048		211		233,554
CCUBS Commercial Mortgage Trust Series 2017-C1, Class A4 3.544%, 11/15/2050		2,005		2,286,974
CFCRE Commercial Mortgage Trust Series 2016-C4, Class A4 3.283%, 05/10/2058		2,808		3,044,690
CGRBS Commercial Mortgage Trust Series 2013-VN05, Class A 3.369%, 03/13/2035(a)		2,495		2,627,285
Citigroup Commercial Mortgage Trust Series 2013-GC11, Class B 3.732%, 04/10/2046		1,140		1,188,307
Series 2015-GC27, Class A5 3.137%, 02/10/2048		1,468		1,587,294
Series 2015-GC35, Class A4 3.818%, 11/10/2048		630		707,228
Series 2016-C1, Class A4 3.209%, 05/10/2049		2,409		2,659,423
Series 2016-GC36, Class A5 3.616%, 02/10/2049		705		790,417
Series 2018-B2, Class A4 4.009%, 03/10/2051		1,200		1,397,411
Commercial Mortgage Trust
Series 2012-CR3, Class E 4.909%, 10/15/2045(a)		889		469,189
Series 2013-SFS, Class A1 1.873%, 04/12/2035(a)		367		364,394
Series 2014-UBS5, Class A4 3.838%, 09/10/2047		1,925		2,117,632
Series 2015-3BP, Class A 3.178%, 02/10/2035(a)		400		428,867
Series 2015-CR24, Class A5 3.696%, 08/10/2048		730		816,821
Series 2015-CR25, Class A4 3.759%, 08/10/2048		999		1,117,601
Series 2015-DC1, Class A5 3.35%, 02/10/2048		1,960		2,134,937
Series 2015-LC21, Class XA 0.838%, 07/10/2048(f)		2,332		63,847
Series 2015-PC1, Class A5 3.902%, 07/10/2050		226		251,580
CSAIL Commercial Mortgage Trust Series 2015-C2, Class A4 3.504%, 06/15/2057		675		743,902
Series 2015-C3, Class A4 3.718%, 08/15/2048		1,165		1,284,273

16	Sanford C. Bernstein Fund II, Inc.

	Principal Amount (000)		U.S. $ Value
Series 2015-C4, Class A4 3.808%, 11/15/2048	U.S.$	1,641	$1,825,054
GS Mortgage Securities Trust Series 2011-GC5, Class D 5.555%, 08/10/2044(a)		150	119,416
Series 2013-G1, Class A2 3.557%, 04/10/2031(a)		1,499	1,483,532
Series 2014-GC22, Class A5 3.862%, 06/10/2047		1,532	1,671,583
JP Morgan Chase Commercial Mortgage Securities Trust Series 2011-C5, Class D 5.605%, 08/15/2046(a)		224	186,884
Series 2012-C6, Class E 5.324%, 05/15/2045(a)		712	450,461
Series 2012-C8, Class AS 3.424%, 10/15/2045(a)		1,897	1,956,831
JPMBB Commercial Mortgage Securities Trust Series 2013-C14, Class D 4.859%, 08/15/2046(a)		472	343,460
Series 2014-C21, Class A5 3.775%, 08/15/2047		1,445	1,582,980
Series 2014-C22, Class XA 0.984%, 09/15/2047(f)		5,754	156,572
Series 2015-C30, Class A5 3.822%, 07/15/2048		725	814,074
Series 2015-C31, Class A3 3.801%, 08/15/2048		1,903	2,131,115
Series 2015-C31, Class B 4.773%, 08/15/2048		725	797,267
JPMCC Commercial Mortgage Securities Trust Series 2017-JP7, Class XA 1.206%, 09/15/2050(f)		10,089	522,419
LB-UBS Commercial Mortgage Trust Series 2006-C6, Class AJ 5.452%, 09/15/2039		251	145,206
LSTAR Commercial Mortgage Trust Series 2016-4, Class A2 2.579%, 03/10/2049(a)		984	1,000,050
Morgan Stanley Bank of America Merrill Lynch Trust Series 2014-C16, Class A5 3.892%, 06/15/2047		1,345	1,463,302
Series 2014-C19, Class D 3.25%, 12/15/2047(a)		603	491,038
Series 2015-C22, Class A4 3.306%, 04/15/2048		2,000	2,171,494
Series 2015-C25, Class XA 1.205%, 10/15/2048(f)		2,125	87,009
Morgan Stanley Capital I Trust Series 2011-C1, Class D 5.675%, 09/15/2047(a)		300	300,870
Series 2016-UB12, Class A4 3.596%, 12/15/2049		1,105	1,243,472
SG Commercial Mortgage Securities Trust Series 2016-C5, Class B 3.933%, 10/10/2048	U.S.$	1,190	$1,250,209
UBS Commercial Mortgage Trust Series 2012-C1, Class AS 4.171%, 05/10/2045		1,250	1,297,166
Series 2018-C10, Class A4 4.313%, 05/15/2051		1,350	1,589,596
Series 2018-C8, Class A4 3.983%, 02/15/2051		1,320	1,527,174
Series 2018-C9, Class A4 4.117%, 03/15/2051		2,100	2,439,226
UBS-Barclays Commercial Mortgage Trust Series 2012-C4, Class A5 2.85%, 12/10/2045		2,348	2,434,523
Wells Fargo Commercial Mortgage Trust Series 2015-SG1, Class C 4.611%, 09/15/2048		975	920,053
Series 2016-NXS6, Class C 4.458%, 11/15/2049		1,030	1,002,350
WFRBS Commercial Mortgage Trust Series 2014-C24, Class AS 3.931%, 11/15/2047		356	365,226
Series 2014-C25, Class A5 3.631%, 11/15/2047		2,100	2,283,129

			63,023,501

Non-Agency Floating Rate CMBS–2.0%
Ashford Hospitality Trust Series 2018-ASHF, Class A 1.052% (LIBOR 1 Month + 0.90%), 04/15/2035(a)(c)		909	866,584
Series 2018-KEYS, Class A 1.152% (LIBOR 1 Month + 1.00%), 06/15/2035(a)(c)		1,500	1,431,383
BAMLL Commercial Mortgage Securities Trust Series 2017-SCH, Class AF 1.152% (LIBOR 1 Month + 1.00%), 11/15/2033(a)(c)		2,435	2,302,739
BFLD Series 2019-DPLO, Class D 1.992% (LIBOR 1 Month + 1.84%), 10/15/2034(a)(c)		640	585,075
BHMS Series 2018-ATLS, Class A 1.402% (LIBOR 1 Month + 1.25%), 07/15/2035(a)(c)		1,200	1,150,247
Braemar Hotels & Resorts Trust Series 2018-PRME, Class A 0.972% (LIBOR 1 Month + 0.82%), 06/15/2035(a)(c)		900	850,114
BX Commercial Mortgage Trust Series 2019-IMC, Class A 1.152% (LIBOR 1 Month + 1.00%), 04/15/2034(a)(c)		1,042	1,002,908
BX Trust Series 2018-EXCL, Class A 1.24% (LIBOR 1 Month + 1.09%), 09/15/2037(a)(c)		1,329	1,210,244

2020 Annual Report	17

Schedule of Investments (continued)

	Principal Amount (000)		U.S. $ Value
CLNY Trust Series 2019-IKPR, Class D 2.177% (LIBOR 1 Month + 2.03%), 11/15/2038(a)(c)	U.S.$	1,450	$1,311,918
DBWF Mortgage Trust Series 2018-GLKS, Class A 1.186% (LIBOR 1 Month + 1.03%), 12/19/2030(a)(c)		1,272	1,233,658
Great Wolf Trust Series 2019-WOLF, Class A 1.186% (LIBOR 1 Month + 1.03%), 12/15/2036(a)(c)		1,433	1,381,818
GS Mortgage Securities Corp. Trust Series 2019-BOCA, Class A 1.352% (LIBOR 1 Month + 1.20%), 06/15/2038(a)(c)		738	720,083
Series 2019-SMP, Class A 1.302% (LIBOR 1 Month + 1.15%), 08/15/2032(a)(c)		870	839,742
JP Morgan Chase Commercial Mortgage Securities Trust Series 2020-NNN, Class EFL 2.002% (LIBOR 1 Month + 1.85%), 01/16/2037(a)(c)		223	203,689
Morgan Stanley Capital I Trust Series 2015-XLF2, Class SNMA 2.102% (LIBOR 1 Month + 1.95%), 11/15/2026(c)(g)		391	313,947
Natixis Commercial Mortgage Securities Trust Series 2018-850T, Class A 0.936% (LIBOR 1 Month + 0.78%), 07/15/2033(a)(c)		800	786,142
Series 2019-MILE, Class A 1.652% (LIBOR 1 Month + 1.50%), 07/15/2036(a)(c)		666	659,553
Starwood Retail Property Trust Series 2014-STAR, Class A 1.622% (LIBOR 1 Month + 1.47%), 11/15/2027(a)(c)		1,852	1,324,720

			18,174,564

Agency CMBS–0.0%
Federal Home Loan Mortgage Corp. Multifamily Structured Pass Through Certificates Series K021, Class A1 1.603%, 01/25/2022		20	19,915
Series K025, Class A1 1.875%, 04/25/2022		24	24,076

			43,991

Total Commercial Mortgage-Backed Securities (cost $80,095,015)			81,242,056

COLLATERALIZED MORTGAGE OBLIGATIONS – 5.3%
Risk Share Floating Rate–3.8%
Bellemeade Re Ltd. Series 2018-2A, Class M1B 1.498% (LIBOR 1 Month + 1.35%), 08/25/2028(a)(c)	U.S.$	43	$43,043
Series 2018-3A, Class M1B 1.998% (LIBOR 1 Month + 1.85%), 10/25/2028(a)(c)		475	471,389
Series 2019-1A, Class M1B 1.898% (LIBOR 1 Month + 1.75%), 03/25/2029(a)(c)		1,425	1,423,330
Series 2019-2A, Class M1C 2.148% (LIBOR 1 Month + 2.00%), 04/25/2029(a)(c)		999	986,162
Series 2019-3A, Class M1B 1.748% (LIBOR 1 Month + 1.60%), 07/25/2029(a)(c)		915	894,470
Series 2019-3A, Class M1C 2.098% (LIBOR 1 Month + 1.95%), 07/25/2029(a)(c)		300	285,222
Series 2019-4A, Class M1B 2.175% (LIBOR 1 Month + 2.00%), 10/25/2029(a)(c)		1,340	1,297,109
Series 2020-2A, Class M1B 3.348% (LIBOR 1 Month + 3.20%), 08/26/2030(a)(c)		783	788,465
Connecticut Avenue Securities Trust
Series 2018-R07, Class 1M2 2.548% (LIBOR 1 Month + 2.40%), 04/25/2031(a)(c)		442	439,236
Series 2019-R02, Class 1M2 2.448% (LIBOR 1 Month + 2.30%), 08/25/2031(a)(c)		761	756,956
Series 2019-R03, Class 1M2 2.298% (LIBOR 1 Month + 2.15%), 09/25/2031(a)(c)		809	805,423
Series 2019-R04, Class 2M2 2.248% (LIBOR 1 Month + 2.10%), 06/25/2039(a)(c)		706	701,657
Series 2019-R05, Class 1M2 2.148% (LIBOR 1 Month + 2.00%), 07/25/2039(a)(c)		402	398,858
Series 2019-R06, Class 2M2 2.248% (LIBOR 1 Month + 2.10%), 09/25/2039(a)(c)		856	849,381
Series 2019-R07, Class 1M2 2.248% (LIBOR 1 Month + 2.10%), 10/25/2039(a)(c)		1,501	1,492,552
Eagle Re Ltd.
Series 2018-1, Class M2 3.175% (LIBOR 1 Month + 3.00%), 11/25/2028(a)(c)		217	210,854
Series 2020-1, Class M1A 1.048% (LIBOR 1 Month + 0.90%), 01/25/2030(a)(c)		1,700	1,687,012

18	Sanford C. Bernstein Fund II, Inc.

	Principal Amount (000)		U.S. $ Value
Federal Home Loan Mortgage Corp. Structured Agency Credit Risk Debt Notes Series 2016-DNA4, Class M3 3.948% (LIBOR 1 Month + 3.80%), 03/25/2029(c)	U.S.$	529	$547,941
Series 2016-HQA4, Class M3 4.048% (LIBOR 1 Month + 3.90%), 04/25/2029(c)		888	921,236
Series 2017-DNA2, Class M2 3.598% (LIBOR 1 Month + 3.45%), 10/25/2029(c)		490	504,185
Series 2017-DNA3, Class M2 2.648% (LIBOR 1 Month + 2.50%), 03/25/2030(c)		970	978,577
Series 2017-HQA2, Class M2 2.798% (LIBOR 1 Month + 2.65%), 12/25/2029(c)		328	323,454
Series 2017-HQA3, Class M2 2.498% (LIBOR 1 Month + 2.35%), 04/25/2030(c)		2,229	2,241,174
Series 2019-DNA3, Class M2 2.198% (LIBOR 1 Month + 2.05%), 07/25/2049(a)(c)		104	101,561
Series 2019-DNA4, Class M2 2.098% (LIBOR 1 Month + 1.95%), 10/25/2049(a)(c)		1,117	1,104,685
Series 2019-FTR2, Class M2 2.298% (LIBOR 1 Month + 2.15%), 11/25/2048(a)(c)		728	684,296
Federal National Mortgage Association Connecticut Avenue Securities Series 2015-C01, Class 1M2 4.448% (LIBOR 1 Month + 4.30%), 02/25/2025(c)		926	941,060
Series 2015-C01, Class 2M2 4.698% (LIBOR 1 Month + 4.55%), 02/25/2025(c)		159	160,688
Series 2015-C02, Class 1M2 4.148% (LIBOR 1 Month + 4.00%), 05/25/2025(c)		562	568,172
Series 2015-C02, Class 2M2 4.148% (LIBOR 1 Month + 4.00%), 05/25/2025(c)		197	199,682
Series 2015-C03, Class 1M2 5.148% (LIBOR 1 Month + 5.00%), 07/25/2025(c)		519	530,678
Series 2015-C03, Class 2M2 5.148% (LIBOR 1 Month + 5.00%), 07/25/2025(c)		365	373,235
Series 2015-C04, Class 1M2 5.848% (LIBOR 1 Month + 5.70%), 04/25/2028(c)		171	176,839
Series 2016-C05, Class 2M2 4.598% (LIBOR 1 Month + 4.45%), 01/25/2029(c)		1,373	1,416,680
Series 2016-C06, Class 1M2 4.398% (LIBOR 1 Month + 4.25%), 04/25/2029(c)		362	369,741
Series 2017-C01, Class 1M2 3.698% (LIBOR 1 Month + 3.55%), 07/25/2029(c)	U.S.$	815	$838,745
Series 2017-C03, Class 1M2 3.148% (LIBOR 1 Month + 3.00%), 10/25/2029(c)		404	402,116
JP Morgan Madison Avenue Securities Trust Series 2014-CH1, Class M2 4.398% (LIBOR 1 Month + 4.25%), 11/25/2024(c)(g)		120	109,921
Mortgage Insurance-Linked Notes Series 2019-1, Class M1 2.048% (LIBOR 1 Month + 1.90%), 11/26/2029(a)(c)		1,158	1,133,720
PMT Credit Risk Transfer Trust
Series 2019-1R, Class A 2.146% (LIBOR 1 Month + 2.00%), 03/27/2024(c)(g)		371	352,912
Series 2019-2R, Class A 2.896% (LIBOR 1 Month + 2.75%), 05/27/2023(c)(g)		801	772,097
Series 2019-3R, Class A 2.846% (LIBOR 1 Month + 2.70%), 10/27/2022(c)(g)		247	238,550
Series 2020-1R, Class A 2.496% (LIBOR 1 Month + 2.35%), 02/27/2023(c)(g)		932	897,096
Radnor Re Ltd.
Series 2019-1, Class M1B 2.098% (LIBOR 1 Month + 1.95%), 02/25/2029(a)(c)		909	894,644
Series 2019-2, Class M1B 1.898% (LIBOR 1 Month + 1.75%), 06/25/2029(a)(c)		1,076	1,067,732
Series 2020-1, Class M1A 1.098% (LIBOR 1 Month + 0.95%), 02/25/2030(a)(c)		536	533,531
RMIR M1C Series 2020-2, Class M1C 4.746% (LIBOR 1 Month + 4.60%), 10/25/2030(a)(c)		910	909,557
Wells Fargo Credit Risk Transfer Securities Trust
Series 2015-WF1, Class 1M2 5.398% (LIBOR 1 Month + 5.25%), 11/25/2025(c)(g)		456	417,861
Series 2015-WF1, Class 2M2 5.648% (LIBOR 1 Month + 5.50%), 11/25/2025(c)(g)		144	132,358

			34,375,843

Agency Floating Rate–1.1%
Federal Home Loan Mortgage Corp. REMICs Series 4416, Class BS 5.948% (6.10%–LIBOR 1 Month), 12/15/2044(c)(h)		2,568	534,975
Series 4693, Class SL 5.998% (6.15%–LIBOR 1 Month), 06/15/2047(c)(h)		2,582	585,950

2020 Annual Report	19

Schedule of Investments (continued)

	Principal Amount (000)			U.S. $ Value
Series 4727, Class SA 6.048% (6.20%–LIBOR 1 Month), 11/15/2047(c)(h)	U.S.$		2,320	$463,059
Series 4931, Class SJ 5.898% (6.05%–LIBOR 1 Month), 11/25/2049(c)(h)			6,821	1,126,162
Series 4954, Class SL 5.898% (6.05%–LIBOR 1 Month), 02/25/2050(c)(h)			4,377	794,244
Series 4981, Class HS 5.948% (6.10%–LIBOR 1 Month), 06/25/2050(c)(h)			10,763	1,953,911
Federal National Mortgage Association REMICs
Series 2011-131, Class ST 6.392% (6.54%–LIBOR 1 Month), 12/25/2041(c)(h)			1,362	319,771
Series 2016-106, Class ES 5.852% (6.00%–LIBOR 1 Month), 01/25/2047(c)(h)			2,491	459,583
Series 2017-16, Class SG 5.902% (6.05%–LIBOR 1 Month), 03/25/2047(c)(h)			2,572	514,624
Series 2017-73, Class SA 6.002% (6.15%–LIBOR 1 Month), 09/25/2047(c)(h)			3,069	678,141
Series 2017-97, Class LS 6.052% (6.20%–LIBOR 1 Month), 12/25/2047(c)(h)			2,208	567,330
Series 2017-97, Class SW 6.052% (6.20%–LIBOR 1 Month), 12/25/2047(c)(h)			2,063	529,849
Government National Mortgage Association
Series 2017-134, Class SE 6.044% (6.20%–LIBOR 1 Month), 09/20/2047(c)(h)			2,130	351,292
Series 2017-43, Class ST 5.944% (6.10%–LIBOR 1 Month), 03/20/2047(c)(h)			3,133	594,697
Series 2017-65, Class ST 5.994% (6.15%–LIBOR 1 Month), 04/20/2047(c)(h)			2,801	592,785

				10,066,373

Agency Fixed Rate–0.2%
Federal Home Loan Mortgage Corp REMICs Series 4976, Class MI 4.50%, 05/25/2050(f)			7,356	1,186,084
Federal National Mortgage Association Grantor Trust Series 2004-T5, Class AB4 0.715%, 05/28/2035			323	302,106

				1,488,190

Non-Agency Fixed Rate–0.1%
Alternative Loan Trust
Series 2005-20CB, Class 3A6 5.50%, 07/25/2035			97	88,125
Series 2006-24CB, Class A16 5.75%, 08/25/2036		U.S.$	500	$396,281
Series 2006-28CB, Class A14 6.25%, 10/25/2036			369	277,648
Series 2006-J1, Class 1A13 5.50%, 02/25/2036			250	227,067
Countrywide Home Loan Mortgage Pass-Through Trust Series 2006-13, Class 1A19 6.25%, 09/25/2036			100	69,350
First Horizon Alternative Mortgage Securities Trust Series 2006-FA3, Class A9 6.00%, 07/25/2036			376	264,751

				1,323,222

Non-Agency Floating Rate–0.1%
Chase Mortgage Reference Notes Series 2019-CL1, Class M3 2.248% (LIBOR 1 Month + 2.10%), 04/25/2047(a)(c)			384	383,766
Deutsche Alt-A Securities Mortgage Loan Trust Series 2006-AR4, Class A2 0.338% (LIBOR 1 Month + 0.19%), 12/25/2036(c)			1,070	555,980
HomeBanc Mortgage Trust Series 2005-1, Class A1 0.398% (LIBOR 1 Month + 0.25%), 03/25/2035(c)			270	236,580

				1,176,326

Total Collateralized Mortgage Obligations (cost $48,686,692)				48,429,954

INFLATION-LINKED SECURITIES–3.3%
Canada–0.2%
Canadian Government Real Return Bond 0.50%, 12/01/2050		CAD	1,657	1,517,407

Japan–0.7%
Japanese Government CPI Linked Bond Series 22 0.10%, 03/10/2027		JPY	648,288	6,131,580

United States–2.4%
U.S. Treasury Inflation Index 0.125%, 07/15/2026(TIPS)		U.S.$	7,164	7,765,837
0.375%, 07/15/2025(TIPS)			11,381	12,344,533
0.75%, 07/15/2028(TIPS)			1,620	1,866,115

				21,976,485

Total Inflation-Linked Securities (cost $27,581,538)				29,625,472

20	Sanford C. Bernstein Fund II, Inc.

	Principal Amount (000)			U.S. $ Value

ASSET-BACKED SECURITIES–2.5%
Autos—Fixed Rate–1.4%
Avis Budget Rental Car Funding AESOP LLC Series 2016-1A, Class A 2.99%, 06/20/2022(a)	U.S.$		742	$747,975
Series 2018-1A, Class A 3.70%, 09/20/2024(a)			1,700	1,785,972
Series 2018-2A, Class A 4.00%, 03/20/2025(a)			1,680	1,797,071
Exeter Automobile Receivables Trust Series 2016-1A, Class D 8.20%, 02/15/2023(a)			362	362,700
First Investors Auto Owner Trust Series 2019-1A, Class B 3.02%, 03/17/2025(a)			1,700	1,756,488
Series 2020-1A, Class A 1.49%, 01/15/2025(a)			983	991,385
Flagship Credit Auto Trust Series 2016-2, Class D 8.56%, 11/15/2023(a)			620	642,184
Series 2016-4, Class D 3.89%, 11/15/2022(a)			570	581,699
Ford Credit Auto Owner Trust Series 2016-1, Class A 2.31%, 08/15/2027(a)			1,232	1,240,750
Hertz Vehicle Financing II LP Series 2017-1A, Class A 2.96%, 10/25/2021(a)			586	588,549
Series 2018-1A, Class A 3.29%, 02/25/2024(a)			277	277,829
Series 2019-1A, Class A 3.71%, 03/25/2023(a)			749	749,899
Series 2019-2A, Class A 3.42%, 05/25/2025(a)			508	509,356
Hertz Vehicle Financing LLC Series 2018-2A, Class A 3.65%, 06/27/2022(a)			508	508,677

				12,540,534

Credit Cards—Fixed Rate–0.6%
Chase Issuance Trust Series 2012-A7, Class A7 2.16%, 09/15/2024			200	207,380
World Financial Network Credit Card Master Trust Series 2018-A, Class A 3.07%, 12/16/2024			2,100	2,119,552
Series 2018-B, Class M 3.81%, 07/15/2025			1,100	1,112,687
Series 2019-B, Class M 3.04%, 04/15/2026			1,600	1,651,332

				5,090,951

Other ABS—Fixed Rate–0.5%
Affirm Asset Securitization Trust Series 2020-A, Class A 2.10%, 02/18/2025(a)		U.S.$	375	$375,692
Marlette Funding Trust Series 2018-4A, Class A 3.71%, 12/15/2028(a)			233	234,945
Series 2019-1A, Class A 3.44%, 04/16/2029(a)			275	277,393
Series 2019-3A, Class A 2.69%, 09/17/2029(a)			693	698,924
Series 2020-1A, Class A 2.24%, 03/15/2030(a)			307	309,716
Prosper Marketplace Issuance Trust Series 2019-3A, Class A 3.19%, 07/15/2025(a)			233	233,797
SoFi Consumer Loan Program LLC Series 2017-2, Class A 3.28%, 02/25/2026(a)			33	32,667
Series 2017-5, Class A2 2.78%, 09/25/2026(a)			512	517,218
Series 2017-6, Class A2 2.82%, 11/25/2026(a)			367	369,714
SoFi Consumer Loan Program Trust Series 2018-3, Class A2 3.67%, 08/25/2027(a)			609	614,587
Series 2019-1, Class A 3.24%, 02/25/2028(a)			374	378,087
Series 2019-3, Class A 2.90%, 05/25/2028(a)			576	582,206

				4,624,946

Home Equity Loans—Floating Rate–0.0%
ABFC Trust Series 2003-WF1, Class A2 1.273% (LIBOR 1 Month + 1.13%), 12/25/2032(c)			91	90,211
Wells Fargo Home Equity Trust Mortgage Pass-Through Certificates Series 2004-1, Class 1A 0.448% (LIBOR 1 Month + 0.30%), 04/25/2034(c)			53	51,296

				141,507

Total Asset-Backed Securities (cost $21,938,313)				22,397,938

EMERGING MARKETS—TREASURIES–1.5%
South Africa–1.5%
Republic of South Africa Government Bond Series 2030 8.00%, 01/31/2030 (cost $13,153,460)		ZAR	257,071	14,007,287

2020 Annual Report	21

Schedule of Investments (continued)

	Principal Amount (000)			U.S. $ Value

CORPORATES—NON-INVESTMENT GRADE–1.4%

Financial Institutions–0.8%
Banking–0.8%
Credit Suisse Group AG 6.375%, 08/21/2026(a)(b)		U.S.$	355	$378,682
7.50%, 07/17/2023–12/11/2023(a)(b)			3,124	3,303,759
Discover Financial Services Series D 6.125%, 06/23/2025(b)			2,516	2,657,701
Intesa Sanpaolo SpA 5.017%, 06/26/2024(a)			757	798,756

				7,138,898

Industrial–0.6%
Capital Goods–0.1%
TransDigm, Inc. 6.25%, 03/15/2026(a)			705	736,175

Communications—Media–0.0%
Ziggo BV 5.50%, 01/15/2027(a)			236	246,580

Consumer Cyclical—Automotive–0.1%
Clarios Global LP/Clarios US Finance Co. 4.375%, 05/15/2026(a)		EUR	228	268,179
Ford Motor Credit Co. LLC 4.063%, 11/01/2024		U.S.$	900	898,650

				1,166,829

Consumer Cyclical—Entertainment–0.2%
Royal Caribbean Cruises Ltd. 10.875%, 06/01/2023(a)			566	631,226
11.50%, 06/01/2025(a)			1,019	1,181,184

				1,812,410

Consumer Cyclical—Other–0.1%
International Game Technology PLC 6.50%, 02/15/2025(a)			890	948,580

Energy–0.1%
Transocean Poseidon Ltd. 6.875%, 02/01/2027(a)			491	393,301

				5,303,875

Total Corporates—Non-Investment Grade (cost $11,961,191)				12,442,773

COLLATERALIZED LOAN OBLIGATIONS–1.1%
CLO—Floating Rate–1.1%
Dryden CLO Ltd. Series 2020-77A, Class A 2.374% (LIBOR 3 Month + 2.00%), 05/20/2031(a)(c)			1,000	1,003,689
Series 2020-78A, Class C 3.217% (LIBOR 3 Month + 1.95%), 04/17/2033(a)(c)			1,260	1,235,717
Series 2020-78A, Class D 4.267% (LIBOR 3 Month + 3.00%), 04/17/2033(a)(c)	U.S.$		400	$377,477
Elevation CLO Ltd. Series 2020-11A, Class C 3.523% (LIBOR 3 Month + 2.20%), 04/15/2033(a)(c)			1,080	1,022,203
Goldentree Loan Management US CLO Ltd. Series 2020-7A, Class A 2.308% (LIBOR 3 Month + 1.90%), 04/20/2031(a)(c)			1,415	1,420,058
Kayne CLO Ltd. Series 2020-7A, Class C 3.407% (LIBOR 3 Month + 2.00%), 04/17/2033(a)(c)			570	563,222
Magnetite Ltd. Series 2020-26A, Class A 1.949% (LIBOR 3 Month + 1.75%), 07/15/2030(a)(c)			2,229	2,235,532
OCP CLO Ltd. Series 2020-18A, Class A 2.053% (LIBOR 3 Month + 1.80%), 04/20/2030(a)(c)			1,500	1,503,921
SCFF I Ltd. Series 2020-1A, Class A2A 4.111% (LIBOR 3 Month + 3.25%), 04/15/2031(a)(c)			630	634,862
Voya CLO Ltd. Series 2019-1A, Class DR 3.125% (LIBOR 3 Month + 2.85%), 04/15/2031(a)(c)			480	430,217

Total Collateralized Loan Obligations (cost $10,554,120)				10,426,898

GOVERNMENTS—SOVEREIGN BONDS–0.9%
Colombia–0.1%
Colombia Government International Bond 3.125%, 04/15/2031			696	710,964

Israel–0.1%
Israel Government International Bond 3.875%, 07/03/2050			928	1,113,020

Mexico–0.1%
Mexico Government International Bond 3.90%, 04/27/2025			989	1,081,472

Qatar–0.1%
Qatar Government International Bond 3.40%, 04/16/2025(a)			565	619,911

Saudi Arabia–0.2%
Saudi Government International Bond 2.90%, 10/22/2025(a)			1,534	1,639,462

United Arab Emirates–0.3%
Abu Dhabi Government International Bond
1.70%, 03/02/2031(a)			1,183	1,169,691
2.50%, 04/16/2025(a)			892	944,405
3.875%, 04/16/2050(a)			746	908,721

				3,022,817

22	Sanford C. Bernstein Fund II, Inc.

	Principal Amount (000)			U.S. $ Value
Uruguay–0.0%
Uruguay Government International Bond 4.375%, 01/23/2031	U.S.$		360	$427,625

Total Governments—Sovereign Bonds (cost $7,893,942)				8,615,271

LOCAL GOVERNMENTS—US MUNICIPAL BONDS–0.8%
United States–0.8%
Port Authority of New York & New Jersey Series 2020A 1.086%, 07/01/2023			1,000	1,014,330
State Board of Administration Finance Corp. Series 2020A 1.705%, 07/01/2027			1,634	1,657,873
State of California 5.70%, 11/01/2021			1,255	1,327,288
Series 2010 7.625%, 03/01/2040			2,040	3,531,403

Total Local Governments—US Municipal Bonds (cost $6,093,067)				7,530,894

QUASI-SOVEREIGNS–0.8%

Quasi-Sovereign Bonds–0.8%
Chile–0.1%
Corp. Nacional del Cobre de Chile 3.15%, 01/14/2030(a)			905	960,997
3.75%, 01/15/2031(a)			202	224,725
Empresa de Transporte de Pasajeros Metro SA 3.65%, 05/07/2030(a)			200	220,750

				1,406,472

Indonesia–0.3%
Indonesia Asahan Aluminium Persero PT 4.75%, 05/15/2025(a)			591	644,929
Pertamina Persero PT 6.45%, 05/30/2044(a)			850	1,113,234
Perusahaan Perseroan Persero PT Perusahaan Listrik Negara 5.45%, 05/21/2028(a)			447	522,711
6.15%, 05/21/2048(a)			200	257,354

				2,538,228

Malaysia–0.1%
Petronas Capital Ltd. 4.55%, 04/21/2050(a)			448	574,598

Mexico–0.1%
Petroleos Mexicanos 6.75%, 09/21/2047			996	767,667
6.84%, 01/23/2030(a)			356	317,730

				1,085,397

Peru–0.2%
Corp. Financiera de Desarrollo SA 2.40%, 09/28/2027(a)		U.S.$	1,473	$1,479,893

Total Quasi-Sovereigns (cost $6,669,826)				7,084,588

AGENCIES–0.6%
Agency Debentures–0.6%
Federal Home Loan Bank 1.875%, 07/07/2021			3,365	3,410,124
2.50%, 02/13/2024			1,465	1,575,798
Federal National Mortgage Association 6.25%, 05/15/2029			355	513,909
6.625%, 11/15/2030			260	399,589

Total Agencies (cost $5,627,745)				5,899,420

EMERGING MARKETS—CORPORATE BONDS–0.5%

Industrial–0.5%
Basic–0.1%
Braskem Netherlands Finance BV 4.50%, 01/31/2030(a)			900	837,411

Capital Goods–0.1%
Cemex SAB de CV 7.375%, 06/05/2027(a)			371	399,753
Embraer Netherlands Finance BV 5.40%, 02/01/2027			1,025	967,984
6.95%, 01/17/2028(a)			537	542,735
Odebrecht Finance Ltd. 5.25%, 06/27/2029(a)(i)(j)			656	26,240

				1,936,712

Communications—Media–0.1%
Globo Comunicacao e Participacoes SA 4.875%, 01/22/2030(a)			645	633,309

Consumer Non-Cyclical–0.1%
BRF GmbH 4.35%, 09/29/2026(a)			525	542,883

Transportation—Services–0.1%
Rumo Luxembourg SARL 5.875%, 01/18/2025(a)			672	703,710

				4,654,025

Utility–0.0%
Electric–0.0%
Terraform Global Operating LLC 6.125%, 03/01/2026(g)			117	118,925

Total Emerging Markets—Corporate Bonds (cost $5,445,349)				4,772,950

2020 Annual Report	23

Schedule of Investments (continued)

	Principal Amount (000)		U.S. $ Value

EMERGING MARKETS—SOVEREIGNS–0.4%
Brazil–0.1%
Brazilian Government International Bond 2.875%, 06/06/2025	U.S.$	1,117	$1,127,053

Dominican Republic–0.2%
Dominican Republic International Bond 4.875%, 09/23/2032(a)		1,919	1,899,810

Egypt–0.1%
Egypt Government International Bond 6.125%, 01/31/2022(a)		405	414,239

Total Emerging Markets—Sovereigns (cost $3,434,949)			3,441,102

		Shares

COMMON STOCKS–0.1%

Financials–0.1%
Insurance–0.1%
Mt Logan Re Ltd. (Preference Shares)(i)(k)(l)(m) (cost $521,000)		521	534,990

	Principal Amount (000)

SHORT-TERM INVESTMENTS–3.6%
U.S. Treasury Bills–2.6%
U.S. Treasury Bill Zero Coupon, 10/01/2020 (cost $23,220,000)	U.S.$	23,220	23,219,942

Investment Companies–0.9%
AB Fixed Income Shares, Inc.– Government Money Market Portfolio– Class AB, 0.05%(n)(o)(p) (cost $8,024,774)		8,024,774	$8,024,774

	Principal Amount (000)

Short-Term Municipal Notes–0.1%
New York–0.1%
New York State Dormitory Authority (State of New York Pers Income Tax) Series 2020B 5.00%, 03/31/2021 (cost $511,049)	U.S.$	500	512,015

Total Short-Term Investments (cost $31,755,823)			31,756,731

Total Investments—101.2% (cost $866,650,997)			916,688,989

Other assets less liabilities—(1.2)%			(11,180,843)

Net Assets—100.0%			$905,508,146

FUTURES (see Note 3)
Description	Number of Contracts	Expiration Month	Current Notional	Value and Unrealized Appreciation/ (Depreciation)

Purchased Contracts

10 Yr Mini Japan Government Bond Futures	1	December 2020	$144,228	$187

U.S. 10 Yr Ultra Futures	212	December 2020	33,903,437	72,662

U.S. T-Note 2 Yr (CBT) Futures	1,798	December 2020	397,287,766	52,640

U.S. T-Note 10 Yr (CBT) Futures	60	December 2020	8,371,875	9,791

U.S. Ultra Bond (CBT) Futures	23	December 2020	5,101,688	10,333

Sold Contracts

10 Yr Canadian Bond Futures	47	December 2020	5,358,469	2,988

10 Yr Japan Bond (OSE) Futures	5	December 2020	7,211,397	(16,378)

Long Gilt Futures	222	December 2020	38,989,734	25,571

U.S. T-Note 5 Yr (CBT) Futures	422	December 2020	53,185,188	(60,779)

				$97,015

24	Sanford C. Bernstein Fund II, Inc.

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note 3)
Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)

Australia and New Zealand Banking Group Ltd.	USD	905	EUR	763	10/15/2020	$(10,515)

Bank of America, NA	ZAR	249,985	USD	14,950	11/27/2020	123,703

Barclays Bank PLC	USD	12,806	JPY	1,356,470	10/08/2020	56,223

Barclays Bank PLC	MYR	10,195	USD	2,423	10/27/2020	(29,109)

BNP Paribas SA	AUD	48,441	USD	34,714	10/29/2020	15,981

Citibank, NA	CNY	120,572	USD	17,735	10/21/2020	(34,156)

Citibank, NA	USD	1,239	ZAR	20,953	11/27/2020	3,276

Deutsche Bank AG	CAD	2,052	USD	1,539	10/09/2020	(1,430)

Goldman Sachs Bank USA	USD	4,849	JPY	513,669	10/08/2020	22,032

Goldman Sachs Bank USA	CAD	23,393	USD	17,946	10/09/2020	377,500

Goldman Sachs Bank USA	KRW	7,733,584	USD	6,538	11/16/2020	(95,050)

Goldman Sachs Bank USA	USD	6,493	CNY	45,282	11/16/2020	167,784

HSBC Bank USA	USD	13,317	EUR	11,327	10/15/2020	(33,045)

JPMorgan Chase Bank, NA	CAD	1,348	USD	1,005	10/09/2020	(7,151)

Morgan Stanley & Co., Inc.	JPY	665,190	USD	6,306	10/08/2020	(2,014)

Morgan Stanley & Co., Inc.	USD	8,229	EUR	6,920	10/15/2020	(113,827)

Natwest Markets PLC	GBP	415	USD	535	11/19/2020	(1,258)

Standard Chartered Bank	USD	17,656	KRW	20,536,191	11/10/2020	(43,700)

Standard Chartered Bank	KRW	12,950,008	USD	10,952	11/16/2020	(154,682)

Standard Chartered Bank	USD	10,885	CNY	75,759	11/16/2020	259,296

State Street Bank & Trust Co.	USD	3	JPY	324	10/08/2020	3

State Street Bank & Trust Co.	CAD	1,453	USD	1,087	10/09/2020	(4,430)

State Street Bank & Trust Co.	EUR	1,034	USD	1,223	10/15/2020	10,306

State Street Bank & Trust Co.	USD	1,036	EUR	884	10/15/2020	1,437

State Street Bank & Trust Co.	USD	182	EUR	153	10/15/2020	(2,389)

State Street Bank & Trust Co.	USD	12	SEK	106	10/16/2020	232

State Street Bank & Trust Co.	AUD	1,694	USD	1,192	10/29/2020	(21,286)

UBS AG	AUD	2,753	USD	1,985	10/29/2020	13,360

UBS AG	USD	832	AUD	1,126	10/29/2020	(25,314)

						$471,777

CENTRALLY CLEARED CREDIT DEFAULT SWAPS (see Note 3)
Description	Fixed Rate (Pay) Receive	Payment Frequency	Implied Credit Spread at September 30, 2020	Notional Amount (000)		Market Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
Buy Contracts
Morgan Stanley & Co. LLC
CDX-NAHY Series 34, 5 Year Index, 06/20/2025*	(5.00)%	Quarterly	3.83%	USD	6,899	$(360,659)	$(351,077)	$(9,582)
iTraxxx Xover Series 33, 5 Year Index, 06/20/2025*	(5.00)	Quarterly	3.50	EUR	5,924	(449,651)	(590,659)	141,008
Sale Contracts
Morgan Stanley & Co. LLC
CDX-NAHY Series 34, 5 Year Index, 06/20/2025*	5.00	Quarterly	3.83	USD	6,899	347,151	365,319	(18,168)
iTraxxx Xover Series 33, 5 Year Index, 06/20/2025*	5.00	Quarterly	3.50	EUR	5,924	451,670	442,024	9,646

						$(11,489)	$(134,393)	$122,904

* Termination date

2020 Annual Report	25

Schedule of Investments (continued)

CENTRALLY CLEARED INTEREST RATE SWAPS (see Note 3)
			Rate Type		Payment Frequency Paid/ Received	Market Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
Notional Amount (000)		Termination Date	Payments made by the Fund	Payments received by the Fund
CAD	70,000	08/27/2021	3 Month CDOR	1.623%	Semi-Annual/ Semi-Annual	$586,202	$217	$585,985
SEK	307,100	08/30/2024	3 Month STIBOR	(0.165)%	Quarterly/Annual	(248,106)	202	(248,308)
CAD	99,250	08/07/2025	3 Month CDOR	0.698%	Semi-Annual/ Semi-Annual	(176,248)	(993)	(175,255)
USD	4,950	12/13/2029	1.764%	3 Month LIBOR	Semi-Annual/Quarterly	(517,970)	—	(517,970)

						$(356,122)	$(574)	$(355,548)

CREDIT DEFAULT SWAPS (see Note 3)
Swap Counterparty & Referenced Obligation	Fixed Rate (Pay) Receive	Payment Frequency	Implied Credit Spread at September 30, 2020	Notional Amount (000)		Market Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
Buy Contracts
Citigroup Global Markets, Inc.
CDX-CMBX.NA.BBB- Series 9, 09/17/2058*	(3.00)%	Monthly	9.63%	USD	1,063	$279,427	$216,766	$62,661
CDX-CMBX.NA.BBB- Series 9, 09/17/2058*	(3.00)	Monthly	9.63	USD	1,063	279,428	216,599	62,829
CDX-CMBX.NA.BBB- Series 9, 09/17/2058*	(3.00)	Monthly	9.63	USD	6,261	1,645,808	1,285,107	360,701
CDX-CMBX.NA.BBB- Series 9, 09/17/2058*	(3.00)	Monthly	9.63	USD	3,130	823,033	630,557	192,476
CDX-CMBX.NA.BBB- Series 9, 09/17/2058*	(3.00)	Monthly	9.63	USD	1,254	329,739	250,352	79,387
CDX-CMBX.NA.BBB- Series 9, 09/17/2058*	(3.00)	Monthly	9.63	USD	1,248	327,849	257,780	70,069
CDX-CMBX.NA.BBB- Series 9, 09/17/2058*	(3.00)	Monthly	9.63	USD	804	211,278	62,959	148,319
CDX-CMBX.NA.BBB- Series 9, 09/17/2058*	(3.00)	Monthly	9.63	USD	1,608	422,556	118,557	303,999
CDX-CMBX.NA.BBB- Series 9, 09/17/2058*	(3.00)	Monthly	9.63	USD	1,608	422,556	114,520	308,036
CDX-CMBX.NA.BBB- Series 9, 09/17/2058*	(3.00)	Monthly	9.63	USD	1,980	520,311	136,253	384,058
CDX-CMBX.NA.BBB- Series 9, 09/17/2058*	(3.00)	Monthly	9.63	USD	400	105,114	26,783	78,331
CDX-CMBX.NA.BBB- Series 9, 09/17/2058*	(3.00)	Monthly	9.63	USD	400	105,114	26,783	78,331
CDX-CMBX.NA.BBB- Series 9, 09/17/2058*	(3.00)	Monthly	9.63	USD	380	99,858	26,014	73,844
Goldman Sachs International
CDX-CMBX.NA.BBB- Series 9, 09/17/2058*	(3.00)	Monthly	9.63	USD	997	262,078	175,229	86,849
JPMorgan Securities, LLC
CDX-CMBX.NA.BBB- Series 9, 09/17/2058*	(3.00)	Monthly	9.63	USD	663	174,170	135,534	38,636
Morgan Stanley & Co. International PLC
CDX-CMBX.NA.BBB- Series 9, 09/17/2058*	(3.00)	Monthly	9.63	USD	532	139,845	104,593	35,252
CDX-CMBX.NA.BBB- Series 9, 09/17/2058*	(3.00)	Monthly	9.63	USD	1,063	279,427	219,869	59,558

26	Sanford C. Bernstein Fund II, Inc.

Swap Counterparty & Referenced Obligation	Fixed Rate (Pay) Receive	Payment Frequency	Implied Credit Spread at September 30, 2020	Notional Amount (000)		Market Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
Sale Contracts
Citigroup Global Markets, Inc.
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00%	Monthly	25.00%	USD	4,000	$(1,334,000)	$(487,266)	$(846,734)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	25.00	USD	340	(113,419)	(42,370)	(71,049)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	25.00	USD	5,000	(1,667,500)	(388,937)	(1,278,563)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	25.00	USD	196	(65,366)	(19,580)	(45,786)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	25.00	USD	385	(128,398)	(56,355)	(72,043)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	25.00	USD	58	(19,343)	(9,176)	(10,167)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	25.00	USD	163	(54,360)	(24,577)	(29,783)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	25.00	USD	325	(108,387)	(43,340)	(65,047)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	25.00	USD	345	(115,057)	(44,940)	(70,117)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	25.00	USD	567	(189,141)	(63,755)	(125,386)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	25.00	USD	804	(268,201)	(90,404)	(177,797)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	25.00	USD	1,608	(536,402)	(176,815)	(359,587)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	25.00	USD	1,134	(378,284)	(122,246)	(256,038)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	25.00	USD	450	(150,112)	(47,557)	(102,555)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	25.00	USD	396	(132,099)	(49,348)	(82,751)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	25.00	USD	554	(184,806)	(69,038)	(115,768)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	25.00	USD	390	(130,098)	(50,201)	(79,897)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	25.00	USD	913	(304,638)	(108,136)	(196,502)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	25.00	USD	274	(91,425)	(32,453)	(58,972)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	25.00	USD	81	(27,021)	(10,246)	(16,775)
Credit Suisse International
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	25.00	USD	1,200	(400,300)	(118,738)	(281,562)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	25.00	USD	417	(139,069)	(60,761)	(78,308)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	25.00	USD	629	(209,772)	(58,944)	(150,828)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	25.00	USD	324	(108,054)	(26,355)	(81,699)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	25.00	USD	251	(83,709)	(19,992)	(63,717)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	25.00	USD	388	(129,398)	(22,696)	(106,702)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	25.00	USD	240	(80,040)	(16,298)	(63,742)

2020 Annual Report	27

Schedule of Investments (continued)

Swap Counterparty & Referenced Obligation	Fixed Rate (Pay) Receive	Payment Frequency	Implied Credit Spread at September 30, 2020	Notional Amount (000)		Market Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00%	Monthly	25.00%	USD	914	$(304,819)	$(58,074)	$(246,745)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	25.00	USD	165	(55,041)	(20,106)	(34,935)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	25.00	USD	5	(1,668)	(613)	(1,055)
Deutsche Bank AG
CDX-CMBX.NA.A Series 6, 05/11/2063*	2.00	Monthly	9.51	USD	1,460	(186,393)	(28,051)	(158,342)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	25.00	USD	457	(152,410)	(48,356)	(104,054)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	25.00	USD	610	(203,435)	(68,505)	(134,930)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	25.00	USD	610	(203,435)	(68,531)	(134,904)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	25.00	USD	278	(92,713)	(34,407)	(58,306)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	25.00	USD	45	(15,008)	(5,181)	(9,827)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	25.00	USD	896	(298,816)	(72,386)	(226,430)
Goldman Sachs International
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	25.00	USD	89	(29,682)	(9,437)	(20,245)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	25.00	USD	45	(15,008)	(4,366)	(10,642)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	25.00	USD	45	(15,007)	(4,034)	(10,973)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	25.00	USD	22	(7,337)	(1,936)	(5,401)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	25.00	USD	268	(89,378)	(22,746)	(66,632)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	25.00	USD	950	(316,825)	(71,332)	(245,493)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	25.00	USD	28	(9,338)	(4,177)	(5,161)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	25.00	USD	448	(149,408)	(72,953)	(76,455)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	25.00	USD	322	(107,387)	(51,692)	(55,695)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	25.00	USD	325	(108,387)	(49,069)	(59,318)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	25.00	USD	306	(102,051)	(32,021)	(70,030)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	25.00	USD	984	(328,164)	(111,283)	(216,881)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	25.00	USD	446	(148,741)	(59,617)	(89,124)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	25.00	USD	31	(10,341)	(3,905)	(6,436)
JPMorgan Securities, LLC
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	25.00	USD	138	(46,023)	(17,296)	(28,727)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	25.00	USD	59	(19,677)	(5,655)	(14,022)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	25.00	USD	239	(79,707)	(22,839)	(56,868)

28	Sanford C. Bernstein Fund II, Inc.

Swap Counterparty & Referenced Obligation	Fixed Rate (Pay) Receive	Payment Frequency	Implied Credit Spread at September 30, 2020	Notional Amount (000)		Market Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00%	Monthly	25.00%	USD	56	$(18,676)	$(5,366)	$(13,310)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	25.00	USD	975	(325,163)	(117,441)	(207,722)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	25.00	USD	338	(112,723)	(41,072)	(71,651)
Morgan Stanley Capital Services LLC
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	25.00	USD	1,200	(400,200)	(157,000)	(243,200)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	25.00	USD	369	(123,061)	(25,557)	(97,504)

						$(4,796,830)	$448,727	$(5,245,557)

*	Termination date
**	Principal amount less than 500.
(a)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered restricted, but liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2020, the aggregate market value of these securities amounted to $182,344,302 or 20.1% of net assets.
(b)	Securities are perpetual and, thus, do not have a predetermined maturity date. The date shown, if applicable, reflects the next call date.
(c)	Floating Rate Security. Stated interest/floor/ceiling rate was in effect at September 30, 2020.
(d)	Position, or a portion thereof, has been segregated to collateralize margin requirements for open centrally cleared swaps.
(e)	Position, or a portion thereof, has been segregated to collateralize OTC derivatives outstanding.
(f)	IO—Interest Only.
(g)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities, which represent 0.37% of net assets as of September 30, 2020, are considered illiquid and restricted. Additional information regarding such securities follows:

144A/Restricted & Illiquid Securities	Acquisition Date	Cost	Market Value	Percentage of Net Assets
JP Morgan Madison Avenue Securities Trust Series 2014-CH1, Class M2 4.398%, 11/25/2024	11/06/2015	$ 119,232	$109,921	0.01%
Morgan Stanley Capital I Trust Series 2015-XLF2, Class SNMA 2.102%, 11/15/2026	11/16/2015	389,882	313,947	0.03%
PMT Credit Risk Transfer Trust Series 2019-1R, Class A 2.146%, 03/27/2024	03/21/2019	370,529	352,912	0.04%
PMT Credit Risk Transfer Trust Series 2019-2R, Class A 2.896%, 05/27/2023	06/07/2019	800,697	772,097	0.09%
PMT Credit Risk Transfer Trust Series 2019-3R, Class A 2.846%, 10/27/2022	10/11/2019	247,295	238,550	0.03%
PMT Credit Risk Transfer Trust Series 2020-1R, Class A 2.496%, 02/27/2023	10/16/2007	931,948	897,096	0.10%
Terraform Global Operating LLC 6.125%, 03/01/2026	02/08/2018	117,000	118,925	0.01%
Wells Fargo Credit Risk Transfer Securities Trust Series 2015-WF1, Class 1M2 5.398%, 11/25/2025	09/28/2015	455,870	417,861	0.05%
Wells Fargo Credit Risk Transfer Securities Trust Series 2015-WF1, Class 2M2 5.648%, 11/25/2025	09/28/2015	142,745	132,358	0.01%

2020 Annual Report	29

Schedule of Investments (continued)

(h)	Inverse interest only security.
(i)	Non-income producing security.
(j)	Defaulted.
(k)	Fair valued by the Adviser.
(l)	Security in which significant unobservable inputs (Level 3) were used in determining fair value.
(m)	Restricted and illiquid security.

Restricted & Illiquid Securities	Acquisition Date	Cost	Market Value	Percentage of Net Assets
Mt Logan Re Ltd.(Preference Shares)	12/30/2014	$ 521,000	$534,990	0.06%

(n)	Affiliated investments.
(o)	To obtain a copy of the fund’s shareholder report, please go to the Securities and Exchange Commission’s website at www.sec.gov, or call AB at (800) 227-4618.
(p)	The rate shown represents the 7-day yield as of period end.

Currency Abbreviations:

AUD—Australian Dollar

CAD—Canadian Dollar

CNY—Chinese Yuan Renminbi

EUR—Euro

GBP—Great British Pound

JPY—Japanese Yen

KRW—South Korean Won

MYR—Malaysian Ringgit

SEK—Swedish Krona

USD—United States Dollar

ZAR—South African Rand

Glossary:

ABS—Asset-Backed Securities

ARMs—Adjustable Rate Mortgages

CBT—Chicago Board of Trade

CDOR—Canadian Dealer Offered Rate

CDX-CMBX.NA—North American Commercial Mortgage-Backed Index

CDX-NAHY—North American High Yield Credit Default Swap Index

CLO—Collateralized Loan Obligations

CMBS—Commercial Mortgage-Backed Securities

CPI—Consumer Price Index

LIBOR—London Interbank Offered Rate

OSE—Osaka Securities Exchange

REIT—Real Estate Investment Trust

REMICs—Real Estate Mortgage Investment Conduits

STIBOR—Stockholm Interbank Offered Rate

TBA—To Be Announced

TIPS—Treasury Inflation Protected Security

See notes to financial statements.

30	Sanford C. Bernstein Fund II, Inc.

Statement of Assets and Liabilities—September 30, 2020

INTERMEDIATE DURATION INSTITUTIONAL PORTFOLIO

ASSETS

Investments in securities, at value

Unaffiliated issuers (cost $858,626,223)	$908,664,215

Affiliated issuers (cost $8,024,774)	8,024,774

Foreign currencies, at value (cost $124,554)	131,930

Cash	1,610,488

Cash collateral due from broker	4,688,707

Receivables:

Unaffiliated interest and dividends	4,838,545

Affiliated dividends	490

Investment securities sold	33,271,340

Capital shares sold	16,103

Variation margin on centrally cleared swaps	41,750

Terminated centrally cleared credit default swaps	818,835

Market value on credit default swaps (net premiums paid $4,004,255)	6,427,591

Unrealized appreciation of forward currency exchange contracts	1,051,133

Total assets	969,585,901

LIABILITIES

Cash collateral due to broker	311,000

Payables:

Dividends to shareholders	636,504

Investment securities purchased	49,777,520

Advisory fee	269,447

Variation margin on futures	75,247

Administrative fee	20,855

Capital shares redeemed	15,000

Transfer Agent fee	2,966

Terminated centrally cleared credit default swaps	900,066

Accrued expenses and other liabilities	265,373

Market value on credit default swaps (net premiums received $3,555,528)	11,224,421

Unrealized depreciation of forward currency exchange contracts	579,356

Total liabilities	64,077,755

NET ASSETS	$905,508,146

SHARES OF CAPITAL STOCK OUTSTANDING	56,451,711

NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE	$16.04

NET ASSETS CONSIST OF:

Capital stock, at par*	$56,452

Additional paid-in capital	846,217,754

Distributable earnings	59,233,940

$905,508,146

* The Sanford C. Bernstein Fund II, Inc., has authorized 18 billion shares of common stock with par value of $.001 per share.

See Notes to Financial Statements.

2020 Annual Report	31

Statement of Operations—for the year ended September 30, 2020

INTERMEDIATE DURATION INSTITUTIONAL PORTFOLIO

INVESTMENT INCOME

Income:

Interest	$26,264,291

Dividends—Affiliated issuers	75,331

Total income	26,339,622

Expenses:

Advisory fee (see Note 2A)	3,958,461

Custody and accounting fees	212,049

Transfer Agent fee	18,358

Auditing and tax fees	114,768

Administrative	85,762

Registration fees	34,975

Legal fees	33,318

Printing fees	28,133

Directors’ fees and expenses	27,345

Miscellaneous	52,547

Total expenses	4,565,716

Less: expenses waived and reimbursed by the Adviser (see Note 2A and 2C)	(614,473)

Net expenses	3,951,243

Net investment income	22,388,379

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT AND FOREIGN CURRENCY TRANSACTIONS

Net realized gain (loss) on:

Investment transactions (a)	15,041,268

Forward currency exchange contracts	(1,189,015)

Futures	4,037,423

Swaps	220,884

Foreign currency transactions	(678,521)

Net realized gain on investment and foreign currency transactions	17,432,039

Net change in unrealized appreciation/depreciation of:

Investments (b)	19,920,411

Forward currency exchange contracts	596,609

Futures	482,927

Swaps	(5,313,232)

Foreign currency denominated assets and liabilities and other assets	12,248

Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities	15,698,963

Net realized and unrealized gain on investment and foreign currency transactions	33,131,002

Net increase in net assets resulting from operations	$55,519,381

(a) Net of foreign capital gains taxes of $5,367, respectively.

(b) Net of decrease in accrued foreign capital gains taxes of $14,200.

See Notes to Financial Statements.

32	Sanford C. Bernstein Fund II, Inc.

Statement of Changes in Net Assets

	INTERMEDIATE DURATION INSTITUTIONAL PORTFOLIO

	YEAR ENDED 9/30/20	YEAR ENDED 9/30/19

INCREASE (DECREASE) IN NET ASSETS FROM

Operations:

Net investment income	$22,388,379	$24,351,941

Net realized gain on investment and foreign currency transactions	17,432,039	12,403,027

Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities and other assets and liabilities	15,698,963	40,482,726

Contributions from affiliates (see Note 2A)	0	4,192

Net increase in net assets resulting from operations	55,519,381	77,241,886

Distributions to shareholders	(26,747,327)	(26,097,315)

Capital-share transactions:

Net proceeds from sales of shares	166,228,664	192,650,508

Net proceeds from sales of shares issued to shareholders on reinvestment of dividends and distributions	23,911,378	23,252,401

Total proceeds from shares sold	190,140,042	215,902,909

Cost of shares redeemed	(199,977,481)	(114,648,461)

Net increase (decrease) in net assets from capital-share transactions	(9,837,439)	101,254,448

Net increase in net assets	18,934,615	152,399,019

NET ASSETS:

Beginning of period	886,573,531	734,174,512

End of period	$905,508,146	$886,573,531

See Notes to Financial Statements.

2020 Annual Report	33

Financial Highlights

Selected per-share data and ratios for a share of capital stock outstanding for the Portfolio for each of the periods presented:

	INTERMEDIATE DURATION INSTITUTIONAL PORTFOLIO

	YEAR ENDED 9/30/20	YEAR ENDED 9/30/19	YEAR ENDED 9/30/18	YEAR ENDED 9/30/17	YEAR ENDED 9/30/16

Net asset value, beginning of period	$15.46	$14.55	$15.08	$15.57	$15.29

Income from investment operations

Investment income, net (a)(b)	0.40	0.44	0.36	0.38	0.43

Net realized and unrealized gain (loss) on investment and foreign currency transactions	0.65	0.95	(0.51)	(0.27)	0.52

Contributions from affiliates	0	0.00 (c)	0.00 (c)	0.00 (c)	0

Total from investment operations	1.05	1.39	(0.15)	0.11	0.95

Less: Dividends and Distributions

Dividends from net investment income	(0.44)	(0.48)	(0.38)	(0.41)	(0.52)

Dividends from net realized gain on investment transactions	(0.03)	0	0	(0.19)	(0.15)

Total dividends and distributions	(0.47)	(0.48)	(0.38)	(0.60)	(0.67)

Net asset value, end of period	$16.04	$15.46	$14.55	$15.08	$15.57

Total return (d)	6.96%	9.70%	(0.98)%	0.78%	6.42%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (000 omitted)	$905,508	$886,574	$734,175	$689,279	$634,431

Average net assets (000 omitted)	$879,658	$816,533	$702,953	$622,162	$617,969

Ratio to average net assets of:

Expenses, net of waivers/reimbursements	0.45%	0.45%	0.45%	0.45%	0.45%

Expenses, before waivers/reimbursements	0.52%	0.52%	0.55%	0.59%	0.59%

Net investment income (b)	2.55%	2.98%	2.47%	2.50%	2.79%

Portfolio turnover rate (e)	86%	70%	189%	229%	146%

(a)	Based on average shares outstanding.
(b)	Net of expenses waived by the Adviser.
(c)	Amount is less than $.005.
(d)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return calculated for a period of less than one year is not annualized.
(e)	The Portfolio accounts for dollar roll transactions as purchases and sales.

See Notes to Financial Statements.

34	Sanford C. Bernstein Fund II, Inc.

Notes to Financial Statements

NOTE 1.	Organization and Significant Accounting Policies

Sanford C. Bernstein Fund II, Inc. (the “Fund”) is registered under the Investment Company Act of 1940 as an open-end registered investment company. The Fund, which is a Maryland corporation, currently comprises one portfolio, the Intermediate Duration Institutional Portfolio (the “Portfolio”). The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”), which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The Portfolio is an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. The following is a summary of significant accounting policies followed by the Portfolio.

A.	Portfolio Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Fund’s Board of Directors (the “Board”).

In general, the market values of securities which are readily available and deemed reliable are determined as follows: securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter (“OTC”) market put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, AllianceBernstein L.P. (the “Adviser”) will have discretion to determine the best valuation (e.g., last trade price in the case of listed options); open futures are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. Government securities and any other debt instruments having 60 days or less remaining until maturity are generally valued at market by an independent pricing vendor, if a market price is available. If a market price is not available, the securities are valued at amortized cost. This methodology is commonly used for short term securities that have an original maturity of 60 days or less, as well as short term securities that had an original term to maturity that exceeded 60 days. In instances when amortized cost is utilized, the Valuation Committee (the “Committee”) must reasonably conclude that the utilization of amortized cost is approximately the same as the fair value of the security. Such factors the Committee will consider include, but are not limited to, an impairment of the creditworthiness of the issuer or material changes in interest rates. Fixed-income securities, including mortgage-backed and asset-backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker-dealers. In cases where broker-dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security. Swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties. Open end mutual funds are valued at the closing net asset value per share, while exchange traded funds are valued at the closing market price per share.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value as deemed appropriate by the Adviser. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Portfolio may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Portfolio values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Portfolio generally values many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

2020 Annual Report	35

Notes to Financial Statements (continued)

B.	Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability (including those based on their market values as described in Note 1.A above). Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Portfolio. Unobservable inputs reflect the Portfolio’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

The fair value of debt instruments, such as bonds, and over-the-counter derivatives is generally based on market price quotations, recently executed market transactions (where observable) or industry recognized modeling techniques and are generally classified as Level 2. Pricing vendor inputs to Level 2 valuations may include quoted prices for similar investments in active markets, interest rate curves, coupon rates, currency rates, yield curves, option adjusted spreads, default rates, credit spreads and other unique security features in order to estimate the relevant cash flows which are then discounted to calculate fair values. If these inputs are unobservable and significant to the fair value, these investments will be classified as Level 3.

Where readily available market prices or relevant bid prices are not available for certain equity investments, such investments may be valued based on similar publicly traded investments, movements in relevant indices since last available prices or based upon underlying company fundamentals and comparable company data (such as multiples to earnings or other multiples to equity). Where an investment is valued using an observable input, such as another publicly traded security, the investment will be classified as Level 2. If management determines that an adjustment is appropriate based on restrictions on resale, illiquidity or uncertainty, and such adjustment is a significant component of the valuation, the investment will be classified as Level 3. An investment will also be classified as Level 3 where management uses company fundamentals and other significant inputs to determine the valuation.

Valuations of mortgage-backed or other asset-backed securities, by pricing vendors, are based on both proprietary and industry recognized models and discounted cash flow techniques. Significant inputs to the valuation of these instruments are: the value of collateral, the rates and timing of delinquencies, the rates and timing of prepayments, and default and loss expectations, which are driven in part by housing prices for residential mortgages. Significant inputs are determined based on relative value analyses, which incorporate comparisons to instruments with similar collateral and risk profiles, including relevant indices. Mortgage and asset-backed securities for which management has collected current observable data through pricing services are generally categorized within Level 2. Those investments for which current observable data has not been provided are classified as Level 3.

Other fixed income investments, including non-U.S. government and corporate debt, are generally valued using quoted market prices, if available, which are typically impacted by current interest rates, maturity dates and any perceived credit risk of the issuer. Additionally, in the absence of quoted market prices, these inputs are used by pricing vendors to derive a valuation based upon industry or proprietary models which incorporate issuer specific data with relevant yield/spread comparisons with more widely quoted bonds with similar key characteristics. Those investments for which there are observable inputs are classified as Level 2. Where the inputs are not observable, the investments are classified as Level 3.

36	Sanford C. Bernstein Fund II, Inc.

The following table summarizes the valuation of the Portfolio’s investments by the above fair value hierarchy levels as of September 30, 2020:

INVESTMENTS IN SECURITIES:	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL

Assets:

Corporates—Investment Grade	$0	$274,741,842	$0	$274,741,842

Governments—Treasuries	0	243,280,533	0	243,280,533

Mortgage Pass-Throughs	0	110,458,290	0	110,458,290

Commercial Mortgage-Backed Securities	0	81,242,056	0	81,242,056

Collateralized Mortgage Obligations	0	48,429,954	0	48,429,954

Inflation-Linked Securities	0	29,625,472	0	29,625,472

Asset-Backed Securities	0	22,397,938	0	22,397,938

Emerging Markets—Treasuries	0	14,007,287	0	14,007,287

Corporates—Non-Investment Grade	0	12,442,773	0	12,442,773

Collateralized Loan Obligations	0	10,426,898	0	10,426,898

Governments—Sovereign Bonds	0	8,615,271	0	8,615,271

Local Governments—US Municipal Bonds	0	7,530,894	0	7,530,894

Quasi—Sovereigns	0	7,084,588	0	7,084,588

Agencies	0	5,899,420	0	5,899,420

Emerging Markets—Corporate Bonds	0	4,772,950	0	4,772,950

Emerging Markets—Sovereigns	0	3,441,102	0	3,441,102

Common Stocks	0	0	534,990	534,990

Short-Term Investments:

U.S. Treasury Bills	0	23,219,942	0	23,219,942

Investment Companies	8,024,774	0	0	8,024,774

Short-Term Municipal Notes	0	512,015	0	512,015

Total Investments in Securities	8,024,774	908,129,225	534,990	916,688,989

Other Financial Instruments (a):

Assets:

Futures	174,172	0	0	174,172	(b)

Forward Currency Exchange Contracts	0	1,051,133	0	1,051,133

Centrally Cleared Credit Default Swaps	0	798,821	0	798,821	(b)

Centrally Cleared Interest Rate Swaps	0	586,202	0	586,202	(b)

Credit Default Swaps	0	6,427,591	0	6,427,591

Liabilities:

Futures	(77,157)	0	0	(77,157	) (b)

Forward Currency Exchange Contracts	0	(579,356)	0	(579,356)

Centrally Cleared Credit Default Swaps	0	(810,310)	0	(810,310	) (b)

Centrally Cleared Interest Rate Swaps	0	(942,324)	0	(942,324	) (b)

Credit Default Swaps	0	(11,224,421)	0	(11,224,421)

Total	$8,121,789	$903,436,561	$534,990	$912,093,340	(c)

(a)

Other financial instruments are derivative instruments, such as futures, forwards and swaps, which are valued at the unrealized appreciation/(depreciation) on the instrument. Other financial instruments may also include swaps with upfront premiums, options written and swaptions written which are valued at market value.

(b)

Only variation margin receivable/(payable) at period end is reported within the statement of assets and liabilities. This amount reflects cumulative unrealized appreciation/(depreciation) on futures and centrally cleared swaps as reported in the schedule of investments. Where applicable, centrally cleared swaps with upfront premiums are presented here at market value.

2020 Annual Report	37

Notes to Financial Statements (continued)

(c)

Amounts of $10,618,620 and $310,151 for Asset-Backed Securities and Collateralized Mortgage Obligations, respectively, were transferred out of Level 3 into Level 2 as improved transparency of price inputs received from pricing vendors has increased the observability during the reporting period.

C.	Foreign Currency Translation

The accounting records of the Portfolio are maintained in U.S. dollars. Prices of securities and other assets and liabilities denominated in non-U.S. currencies are translated into U.S. dollars using the exchange rate at 4:00 p.m., Eastern Time. Amounts related to the purchases and sales of securities, investment income and expenses are translated at the rates of exchange prevailing on the respective dates of such transactions.

Net realized gain or loss on foreign currency transactions represents net foreign exchange gains or losses from the disposition of foreign currencies, currency gains or losses realized between the trade and settlement dates on security transactions and the difference between the amount of dividends, interest and foreign withholding taxes recorded on the Portfolio’s books and the U.S. dollar equivalent amount actually received or paid. Net unrealized currency gains and losses arising from valuing foreign currency denominated assets and liabilities, other than security investments, at the current exchange rate are reflected as part of unrealized appreciation/depreciation on foreign currencies.

The Portfolio does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in the market prices of securities held at period end. The Portfolio does isolate the effect of changes in foreign exchange rates from changes in market prices of debt securities sold during the year, as required by the Internal Revenue Code.

The Portfolio may invest in foreign securities and foreign currency transactions that may involve risks not associated with domestic investments as a result of the level of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability, among others.

D.	Taxes

The Portfolio intends to continue to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986 as they apply to regulated investment companies. By so complying, the Portfolio will not be subject to federal and state income taxes to the extent that all of its income is distributed. The Portfolio may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned based on management’s understanding of applicable local tax law.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Portfolio’s tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Portfolio’s financial statements.

E.	Security Transactions and Related Investment Income

Security transactions are accounted for on the trade date (the date the buy or sell order is executed). Securities gains and losses are calculated on the identified cost basis. Interest income is recorded on the accrual basis and dividend income is recorded on the ex-dividend date or as soon as the Portfolio is informed of the dividend. The Portfolio amortizes premiums and accretes discounts as adjustments to interest income. The Portfolio accounts for distributions received from REIT investments or from regulated investment companies as dividend income, realized gain, or return of capital based on information provided by the REIT or the investment company.

F.	Securities Transactions on a When-Issued or Delayed-Delivery Basis

The Portfolio may purchase securities on a when-issued basis or purchase or sell securities on a delayed-delivery basis. At the time the Portfolio commits to purchase a security on a when-issued or delayed-delivery basis, the Portfolio will record the transaction and use the security’s value in determining the Portfolio’s net asset value. At the time the Portfolio commits to sell a security on a delayed-delivery basis, the Portfolio will record the transaction and exclude the security’s value in determining the Portfolio’s net asset value.

38	Sanford C. Bernstein Fund II, Inc.

G.	Distribution of Income and Gains

Net investment income of the Portfolio is declared and recorded as a dividend to shareholders daily and is payable to shareholders monthly.

Distributions of net realized gains, less any available loss carryforwards, if any, for the Portfolio will be paid to shareholders at least once a year, and recorded on the ex-dividend date.

Elements of realized gains and net investment income may be recorded in different accounting periods for financial reporting (book) and federal income tax (tax) purposes (temporary differences). To the extent that such distributions required for tax purposes exceed income and gains recorded for book purposes as a result of such temporary differences, “excess distributions” are reflected in the accompanying statement of assets and liabilities. To the extent distributions exceed income and gains for tax purposes, such distributions would be shown as “return of capital” on the statement of changes in net assets. Certain other differences—permanent differences—arise because treatment of elements of income and gains is different between book and tax accounting. Permanent differences are reclassified in the year they arise.

During the current fiscal year, there were no permanent differences that resulted in adjustments to distributable earnings or additional paid-in capital.

NOTE 2.	Investment Management and Transactions with Affiliated Persons

A.	Advisory Fee

Under the advisory agreement between the Fund and Adviser, the Portfolio pays the Adviser an advisory fee at an annual rate of 0.45% of the first $2.5 billion, 0.40% of the next $2.5 billion, 0.35% of the next $3 billion and 0.30% in excess of $8 billion of the average daily net assets of the Portfolio. Pursuant to an Expense Limitation Agreement, during the reporting period, the Adviser waived a portion of its advisory fee or reimbursed the Portfolio for a portion of its expenses to the extent necessary to limit the Portfolio’s expenses to 0.45%. This waiver extends through January 28, 2021 and may be extended by the Adviser for additional one-year terms. For the year ended September 30, 2020, the aggregate amount of such fee waiver was $605,345.

During the year ended September 30, 2019, the Adviser reimbursed the Portfolio $4,192 for trading losses incurred due to trade entry errors.

During the second quarter of 2018, AXA S.A. (“AXA”), a French holding company for the AXA Group, completed the sale of a minority stake in its subsidiary, AXA Equitable Holdings, Inc. (now named Equitable Holdings, Inc.) (“Equitable”), through an initial public offering. Equitable is the holding company for a diverse group of financial services companies, including an approximate 65% economic interest in the Adviser and a 100% interest in AllianceBernstein Corporation, the general partner of the Adviser. Since the initial sale, AXA has completed additional offerings, most recently during the fourth quarter of 2019. As a result, AXA currently owns less than 10% of the outstanding shares of common stock of Equitable, and no longer owns a controlling interest in Equitable. AXA previously announced its intention to sell its entire interest in Equitable over time, subject to market conditions and other factors (the “Plan”). Most of AXA’s remaining Equitable shares are to be delivered on redemption of AXA bonds mandatorily exchangeable into Equitable shares and maturing in May 2021. AXA retains sole discretion to determine the timing of any future sales of its remaining shares of Equitable common stock.

Sales under the Plan that were completed on November 13, 2019 resulted in the indirect transfer of a “controlling block” of voting securities of the Adviser (a “Change of Control Event”) and may have been deemed to have been an “assignment” causing a termination of the Portfolio’s investment advisory and administration agreements. In order to ensure that investment advisory and administration services could continue uninterrupted in the event of a Change of Control Event, the Board previously approved new investment advisory and administration agreements with the Adviser, and shareholders of the Portfolio subsequently approved the new investment advisory agreement. These agreements became effective on November 13, 2019.

B.	Distribution Arrangements

Under the Distribution Agreement between the Fund, on behalf of the Portfolio, and Sanford C. Bernstein & Co., LLC (the “Distributor”), the Distributor agrees to act as agent to sell shares of the Portfolio. The Distributor receives no fee for

2020 Annual Report	39

Notes to Financial Statements (continued)

this service, and furthermore agrees to pay all expenses arising from the performance of its obligations under this agreement. The Distributor is a wholly owned subsidiary of the Adviser.

C.	Investments and other transactions with Affiliated Issuers

The Portfolio may invest in AB Government Money Market Portfolio (the “Government Money Market Portfolio”) which has a contractual annual advisory fee rate of .20% of the portfolio’s average daily net assets and bears its own expenses. The Adviser has contractually agreed to waive .10% of the advisory fee of Government Money Market Portfolio (resulting in a net advisory fee of .10%) until August 31, 2021. In connection with the investment by the Portfolio in Government Money Market Portfolio, the Adviser has contractually agreed to waive its advisory fee from the Portfolio in an amount equal to the Portfolio’s pro rata share of the effective advisory fee of Government Money Market Portfolio, as borne indirectly by the Portfolio as an acquired fund fee and expense. For the year ended September 30, 2020, such waiver amounted to $9,128.

A summary of the Portfolio’s transactions in AB mutual funds for the year ended September 30, 2020 is as follows:

PORTFOLIO	MARKET VALUE 9/30/19 (000)	PURCHASES AT COST (000)	SALES PROCEEDS (000)	MARKET VALUE 9/30/20 (000)	DIVIDEND INCOME (000)
Government Money Market Portfolio	$7,529	$515,360	$514,864	$8,025	$75

NOTE 3.	Investment Security Transactions

A.	Purchases and Sales

For the year ended September 30, 2020, the Portfolio had purchases and sales transactions, excluding transactions in short-term instruments, as follows:

	PURCHASES	SALES
Investment securities (excluding U.S. government securities)	$285,481,865	$180,004,198

U.S. government securities	467,852,802	551,310,391

The cost of investments for federal income tax purposes, gross unrealized appreciation and unrealized depreciation are as follows:

Cost	$866,685,073

Gross unrealized appreciation	$65,012,683

Gross unrealized depreciation	(15,460,666)

Net unrealized appreciation	$49,552,017

B.	Derivative Financial Instruments

The Portfolio may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

The principal types of derivatives utilized by the Portfolio, as well as the methods in which they may be used are:

•	Futures

The Portfolio may buy or sell futures for investment purposes or for the purpose of hedging its portfolio against adverse effects of potential movements in the market. The Portfolio bears the market risk that arises from changes in the value of these instruments and the imperfect correlation between movements in the price of the futures and movements in the price of the assets, reference rates or indices which they are designed to track. Among other things, the Portfolio may purchase or sell futures for foreign currencies or options thereon for non-hedging purposes as a means of making direct investment in foreign currencies, as described below under “Currency Transactions”.

40	Sanford C. Bernstein Fund II, Inc.

At the time the Portfolio enters into futures, the Portfolio deposits and maintains as collateral an initial margin with the broker, as required by the exchange on which the transaction is effected. Such amount is shown as cash collateral due from broker on the statement of assets and liabilities. Pursuant to the contract, the Portfolio agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Portfolio as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. The credit/counterparty risk for exchange-traded futures is generally less than privately negotiated futures, since the clearinghouse, which is the issuer or counterparty to each exchange-traded future, has robust risk mitigation standards, including the requirement to provide initial and variation margin. When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

Use of long futures subjects the Portfolio to risk of loss in excess of the amounts shown on the statement of assets and liabilities, up to the notional value of the futures. Use of short futures subjects the Portfolio to unlimited risk of loss. The Portfolio may enter into futures only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transactions; therefore, the Portfolio’s credit risk is subject to failure of the exchange or board of trade. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of futures can vary from the previous day’s settlement price, which could effectively prevent liquidation of unfavorable positions.

During the year ended September 30, 2020, the Portfolio held futures for hedging and non-hedging purposes.

•	Forward Currency Exchange Contracts

The Portfolio may enter into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to hedge certain firm purchase and sale commitments denominated in foreign currencies and for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions”.

A forward currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contract and the closing of such contract would be included in net realized gain or loss on foreign currency transactions. Fluctuations in the value of open forward currency exchange contracts are recorded for financial reporting purposes as unrealized appreciation and/or depreciation by the Portfolio. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

During the year ended September 30, 2020, the Portfolio held forward currency exchange contracts for hedging and non-hedging purposes.

•	Swaps

The Portfolio may enter into swaps to hedge its exposure to interest rates, credit risk, or currencies. The Portfolio may also enter into swaps for non-hedging purposes as a means of gaining market exposures, including by making direct investments in foreign currencies, as described below under “Currency Transactions”. A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. The payment flows are usually netted against each other, with the difference being paid by one party to the other. In addition, collateral may be pledged or received by the Portfolio in accordance with the terms of the respective swaps to provide value and recourse to the Portfolio or its counterparties in the event of default, bankruptcy or insolvency by one of the parties to the swap.

Risks may arise as a result of the failure of the counterparty to the swap to comply with the terms of the swap. The loss incurred by the failure of a counterparty is generally limited to the net interim payment to be received by the Portfolio, and/or the termination value at the end of the contract. Therefore, the Portfolio considers the creditworthiness of each counterparty to a swap in evaluating potential counterparty risk. This risk is mitigated by having a netting arrangement between the Portfolio and the counterparty and by the posting of collateral by the counterparty to the Portfolio to cover the Portfolio’s exposure to the counterparty. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying securities. The Portfolio accrues for the interim payments on swaps on a daily basis, with the net amount recorded within unrealized appreciation/depreciation of swaps on the statement of assets and liabilities, where applicable. Once the interim payments are settled in cash, the net amount is recorded as realized gain/(loss) on

2020 Annual Report	41

Notes to Financial Statements (continued)

swaps on the statement of operations, in addition to any realized gain/(loss) recorded upon the termination of swaps. Upfront premiums paid or received for OTC swaps are recognized as cost or proceeds on the statement of assets and liabilities and are amortized on a straight line basis over the life of the contract. Amortized upfront premiums are included in net realized gain/(loss) from swaps on the statement of operations. Fluctuations in the value of swaps are recorded as a component of net change in unrealized appreciation/depreciation of swaps on the statement of operations.

Certain standardized swaps, including certain interest rate swaps and credit default swaps are subject to mandatory central clearing. Cleared swaps are transacted through futures commission merchants (“FCMs”) that are members of central clearinghouses, with the clearinghouse serving as central counterparty, similar to transactions in futures contracts. Centralized clearing will be required for additional categories of swaps on a phased-in basis based on requirements published by the Securities and Exchange Commission and Commodity Futures Trading Commission.

At the time the Portfolio enters into a centrally cleared swap, the Portfolio deposits and maintains as collateral an initial margin with the broker, as required by the clearinghouse on which the transaction is effected. Such amount is shown as cash collateral due from broker on the statement of assets and liabilities. Pursuant to the contract, the Portfolio agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Portfolio as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. The credit/counterparty risk for centrally cleared swaps is generally less than non-centrally cleared swaps, since the clearinghouse, which is the issuer or counterparty to each centrally cleared swap, has robust risk mitigation standards, including the requirement to provide initial and variation margin. When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

Interest Rate Swaps:

The Portfolio is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Portfolio holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Portfolio may enter into interest rate swaps. Interest rate swaps are agreements between two parties to exchange cash flows based on a notional amount. The Portfolio may elect to pay a fixed rate and receive a floating rate, or, receive a fixed rate and pay a floating rate on a notional amount.

In addition, the Portfolio may also enter into interest rate swap transactions to preserve a return or spread on a particular investment or portion of its portfolio, or protecting against an increase in the price of securities the Portfolio anticipates purchasing at a later date. Interest rate swaps involve the exchange by a Portfolio with another party of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments) computed based on a contractually-based principal (or “notional”) amount. Interest rate swaps are entered into on a net basis (i.e., the two payment streams are netted out, with the Portfolio receiving or paying, as the case may be, only the net amount of the two payments).

During the year ended September 30, 2020, the Portfolio held interest rate swaps for hedging and non-hedging purposes.

Credit Default Swaps:

The Portfolio may enter into credit default swaps, including to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults by corporate and sovereign issuers held by the Portfolio, or to create exposure to corporate or sovereign issuers to which it is not otherwise exposed. The Portfolio may purchase credit protection (“Buy Contract”) or provide credit protection (“Sale Contract”) on the referenced obligation of the credit default swap. During the term of the swap, the Portfolio receives/(pays) fixed payments from/(to) the respective counterparty, calculated at the agreed upon rate applied to the notional amount. If the Portfolio is a buyer/(seller) of protection and a credit event occurs, as defined under the terms of the swap, the Portfolio will either (i) receive from the seller/(pay to the buyer) of protection an amount equal to the notional amount of the swap (the “Maximum Payout Amount”) and deliver/(take delivery of) the referenced obligation or (ii) receive/(pay) a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation. In certain circumstances Maximum Payout Amounts may be partially offset by recovery values of the respective referenced obligations, upfront premium received upon entering into the agreement, or net amounts received from settlement of buy protection credit default swaps entered into by the Portfolio for the same reference obligation with the same counterparty.

42	Sanford C. Bernstein Fund II, Inc.

Credit default swaps may involve greater risks than if a Portfolio had invested in the referenced obligation directly. Credit default swaps are subject to general market risk, liquidity risk, counterparty risk and credit risk. If the Portfolio is a buyer of protection and no credit event occurs, it will lose the payments it made to its counterparty. If the Portfolio is a seller of protection and a credit event occurs, the value of the referenced obligation received by the Portfolio coupled with the periodic payments previously received, may be less than the Maximum Payout Amount it pays to the buyer, resulting in a net loss to the Portfolio.

Implied credit spreads over U.S. Treasuries of comparable maturity utilized in determining the market value of credit default swaps on issuers as of period end are disclosed in the schedule of investments. The implied spreads serve as an indicator of the current status of the payment/performance risk and typically reflect the likelihood of default by the issuer of the referenced obligation. The implied credit spread of a particular reference obligation also reflects the cost of buying/selling protection and may reflect upfront payments required to be made to enter into the agreement. Widening credit spreads typically represent a deterioration of the referenced obligation’s credit soundness and greater likelihood of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced obligation.

During the year ended September 30, 2020, the Portfolio held credit default swaps for hedging and non-hedging purposes.

Total Return Swaps:

The Portfolio may enter into total return swaps in order to take a “long” or “short” position with respect to an underlying referenced asset. The Portfolio is subject to market price volatility of the underlying referenced asset. A total return swap involves commitments to pay interest in exchange for a market linked return based on a notional amount. To the extent that the total return of the security, group of securities or index underlying the transaction exceeds or falls short of the offsetting interest obligation, the Portfolio will receive a payment from or make a payment to the counterparty.

During the year ended September 30, 2020, the Portfolio held total return swaps for hedging and non-hedging purposes.

The Portfolio typically enters into International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreement”) with its OTC derivative contract counterparties in order to, among other things, reduce its credit risk to OTC counterparties. ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, the Portfolio typically may offset with the OTC counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default or termination. In the event of a default by an OTC counterparty, the return of collateral with market value in excess of the Portfolio’s net liability, held by the defaulting party, may be delayed or denied.

The Portfolio’s ISDA Master Agreements may contain provisions for early termination of OTC derivative transactions in the event the net assets of the Portfolio decline below specific levels (“net asset contingent features”). If these levels are triggered, the Portfolio’s OTC counterparty has the right to terminate such transaction and require the Portfolio to pay or receive a settlement amount in connection with the terminated transaction. If OTC derivatives were held at period end, please refer to netting arrangements by the OTC counterparty table below for additional details.

2020 Annual Report	43

Notes to Financial Statements (continued)

During the year ended September 30, 2020, the Portfolio had entered into the following derivatives:

	ASSET DERIVATIVES			LIABILITY DERIVATIVES
DERIVATIVE TYPE	STATEMENT OF ASSETS AND LIABILITIES LOCATION	FAIR VALUE		STATEMENT OF ASSETS AND LIABILITIES LOCATION	FAIR VALUE

Interest rate contracts	Receivable/Payable for variation margin on futures	$174,172	*	Receivable/Payable for variation margin on futures	$77,157	*

Credit contracts	Receivable/Payable for variation margin on centrally cleared swaps	150,654	*	Receivable/Payable for variation margin on centrally cleared swaps	27,750	*

Interest rate contracts	Receivable/Payable for variation margin on centrally cleared swaps	585,985	*	Receivable/Payable for variation margin on centrally cleared swaps	941,533	*

Foreign currency contracts	Unrealized appreciation on forward currency exchange contracts	1,051,133		Unrealized depreciation on forward currency exchange contracts	579,356

Credit contracts	Market value on credit default swaps	6,427,591		Market value on credit default swaps	11,224,421

Total		$8,389,535			$12,850,217

*

Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative unrealized appreciation/(depreciation) on futures and centrally cleared swaps as reported in the schedule of investments.

DERIVATIVE TYPE	LOCATION OF GAIN OR (LOSS) ON DERIVATIVES WITHIN STATEMENT OF OPERATIONS	REALIZED GAIN OR (LOSS) ON DERIVATIVES	CHANGE IN UNREALIZED APPRECIATION OR (DEPRECIATION)

Interest rate contracts	Net realized gain (loss) on futures; Net change in unrealized appreciation/depreciation of futures	$4,037,423	$482,927

Foreign currency contracts	Net realized gain (loss) on forward currency exchange contracts; Net change in unrealized appreciation/depreciation of forward currency exchange contracts	(1,189,015)	596,609

Interest rate contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	1,170,935	99,658

Credit contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	(950,051)	(5,412,890)

Total		$3,069,292	$(4,233,696)

44	Sanford C. Bernstein Fund II, Inc.

The following table represents the average monthly volume of the Portfolio’s derivative transactions during the year ended September 30, 2020:

Futures:

Average notional amount of buy contracts	$189,563,054

Average notional amount of sale contracts	$28,443,436

Forward Currency Exchange Contracts:

Average principal amount of buy contracts	$20,313,143	(a)

Average principal amount of sale contracts	$58,883,550

Centrally Cleared Interest Rate Swaps:

Average notional amount	$119,994,289

Credit Default Swaps:

Average notional amount of buy contracts	$14,096,308

Average notional amount of sale contracts	$39,089,692

Centrally Cleared Credit Default Swaps:

Average notional amount of buy contracts	$17,934,919	(b)

Average notional amount of sale contracts	$25,449,081	(c)

Total Return Swaps:

Average notional amount	$12,460,000	(d)

(a)	Positions were open for eleven months during the year.

(b)	Positions were open for eight months during the year.

(c)	Positions were open for seven months during the year.

(d)	Positions were open for one month during the year.

For financial reporting purposes, the Portfolio does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the statement of assets and liabilities.

All OTC derivatives held at period end were subject to netting arrangements. The following table presents the Portfolio’s derivative assets and liabilities by OTC counterparty net of amounts available for offset under ISDA Master Agreements (“MA”) and net of the related collateral received/pledged by the Portfolio as of September 30, 2020. Exchange-traded derivatives and centrally cleared swaps are not subject to netting arrangements and as such are excluded from the table.

COUNTERPARTY	DERIVATIVE ASSETS SUBJECT TO A MA	DERIVATIVES AVAILABLE FOR OFFSET	CASH COLLATERAL RECEIVED*	SECURITY COLLATERAL RECEIVED*	NET AMOUNT OF DERIVATIVE ASSETS

Bank of America, NA	$123,703	$0	$0	$0	$123,703

Barclays Bank PLC	56,223	(29,109)	0	0	27,114

BNP Paribas SA	15,981	0	0	0	15,981

Citibank, NA	3,276	(3,276)	0	0	0

Citigroup Global Markets, Inc.	5,572,071	(5,572,071)	0	0	0

Goldman Sachs Bank USA/Goldman Sachs International	829,394	(829,394)	0	0	0

JPMorgan Chase Bank, NA/JPMorgan Securities, LLC	174,170	(174,170)	0	0	0

2020 Annual Report	45

Notes to Financial Statements (continued)

COUNTERPARTY	DERIVATIVE ASSETS SUBJECT TO A MA	DERIVATIVES AVAILABLE FOR OFFSET	CASH COLLATERAL RECEIVED*	SECURITY COLLATERAL RECEIVED*	NET AMOUNT OF DERIVATIVE ASSETS

Morgan Stanley & Co., Inc./Morgan Stanley Capital Services LLC/Morgan Stanley & Co. International PLC	$419,272	$(419,272)	$0	$0	$0

Standard Chartered Bank	259,296	(198,382)	0	0	60,914

State Street Bank & Trust Co.	11,978	(11,978)	0	0	0

UBS AG	13,360	(13,360)	0	0	0

Total	$7,478,724	$(7,251,012)	$0	$0	$227,712	^

COUNTERPARTY	DERIVATIVE LIABILITIES SUBJECT TO A MA	DERIVATIVES AVAILABLE FOR OFFSET	CASH COLLATERAL PLEDGED*	SECURITY COLLATERAL PLEDGED*	NET AMOUNT OF DERIVATIVE LIABILITIES

Australia and New Zealand Banking Group Ltd.	$10,515	$0	$0	$0	$10,515

Barclays Bank PLC	29,109	(29,109)	0	0	0

Citibank, NA	34,156	(3,276)	0	0	30,880

Citigroup Global Markets, Inc.	5,998,057	(5,572,071)	(425,986)	0	0

Credit Suisse International	1,511,870	0	0	(1,511,870)	0

Deutsche Bank AG	1,153,640	0	0	(1,153,640)	0

Goldman Sachs Bank USA/Goldman Sachs International	1,532,104	(829,394)	0	(702,710)	0

HSBC Bank USA	33,045	0	0	0	33,045

JPMorgan Chase Bank, NA/JPMorgan Securities, LLC	609,120	(174,170)	0	(434,950)	0

Morgan Stanley & Co., Inc./Morgan Stanley Capital Services LLC/Morgan Stanley & Co. International PLC	639,102	(419,272)	0	(219,830)	0

Natwest Markets PLC	1,258	0	0	0	1,258

Standard Chartered Bank	198,382	(198,382)	0	0	0

State Street Bank & Trust Co.	28,105	(11,978)	0	0	16,127

UBS AG	25,314	(13,360)	0	0	11,954

Total	$11,803,777	$(7,251,012)	$(425,986)	$(4,023,000)	$103,779	^

*	The actual collateral received/pledged may be more than the amount reported due to over-collateralization.

^

Net amount represents the net receivable/payable that would be due from/to the counterparty in the event of default or termination. The net amount from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same counterparty.

46	Sanford C. Bernstein Fund II, Inc.

C.	Currency Transactions

The Portfolio may invest in non-U.S. Dollar-denominated securities on a currency hedged or unhedged basis. The Portfolio may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and other options. The Portfolio may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Portfolio and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Portfolio may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

D.	TBA and Dollar Rolls

The Portfolio may invest in TBA mortgage-backed securities. A TBA, or “To Be Announced”, trade represents a contract for the purchase or sale of mortgage-backed securities to be delivered at a future agreed-upon date; however, the specific mortgage pool numbers or the number of pools that will be delivered to fulfill the trade obligation or terms of the contract are unknown at the time of the trade. Mortgage pools (including fixed-rate or variable-rate mortgages) guaranteed by the Government National Mortgage Association, or GNMA, the Federal National Mortgage Association, or FNMA, or the Federal Home Loan Mortgage Corporation, or FHLMC, are subsequently allocated to the TBA transactions.

The Portfolio may enter into certain TBA transactions known as dollar rolls. Dollar rolls involve sales by the Portfolio of securities for delivery in the current month and the Portfolio simultaneously contracting to repurchase substantially similar (same type and coupon) securities on a specified future date. During the roll period, the Portfolio forgoes principal and interest paid on the securities. The Portfolio is compensated by the difference between the current sales price and the lower forward price for the future purchase (often referred to as the “drop”) as well as by the interest earned on the cash proceeds of the initial sale. Dollar rolls involve the risk that the market value of the securities the Portfolio is obligated to repurchase under the agreement may decline below the repurchase price. Dollar rolls are speculative techniques. For the year ended September 30, 2020, the Portfolio earned drop income of $151,165 which is included in interest income in the accompanying statement of operations.

NOTE 4.	Distributions to Shareholders

The tax character of distributions paid during the fiscal years ended September 30, 2020 and September 30, 2019 were as follows:

	2020	2019
Distributions paid from:

Ordinary income	$25,414,556	$26,097,315

Net long-term capital gains	1,332,771	0

Total taxable distributions paid	$26,747,327	$26,097,315

As of September 30, 2020, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed ordinary income	$3,740,965

Undistributed capital gains	7,702,267

Other losses	(840,601	)(a)

Unrealized appreciation/(depreciation)	49,409,744	(b)

Total accumulated earnings/(deficit)	$60,012,375	(c)

(a)	As of September 30, 2020, the cumulative deferred loss on straddles was $840,601.

(b)

The differences between book-basis and tax-basis unrealized appreciation/(depreciation) are attributable primarily to the recognition for tax purposes of unrealized gains/losses on certain derivative instruments, the tax treatment of

2020 Annual Report	47

Notes to Financial Statements (continued)

passive foreign investment companies (PFICs), the tax treatment of swaps, and the tax deferral of losses on wash sales.

(c)

The differences between book-basis and tax-basis components of accumulated earnings/(deficit) are attributable primarily to the accrual of foreign capital gains tax, the tax treatment of defaulted securities, and dividends payable.

For tax purposes, net realized capital losses may be carried over to offset future capital gains, if any. Funds are permitted to carry forward capital losses for an indefinite period, and such losses will retain their character as either short-term or long-term capital losses. As of September 30, 2020, the Portfolio did not have any capital loss carryforwards.

NOTE 5.	Risks Involved in Investing in the Portfolio

Interest Rate Risk—This is the risk that changes in interest rates will affect the value of the Portfolio’s investments in fixed-income debt securities such as bonds and notes. When interest rates rise, the value of the Portfolio’s existing investments tends to fall and this decrease in value may not be offset by higher income from new investments. Interest rate risk is generally greater for fixed-income securities with longer maturities or durations. A general rise in interest rates may cause investors to move out of fixed-income securities on a large scale, which could adversely affect the price and liquidity of fixed-income securities and could also result in increased redemptions from a portfolio that invests largely in fixed-income securities.

Credit Risk—This is the risk that the issuer or the guarantor of a debt security, or the counterparty to a derivatives or other contract, will be unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. The issuer or guarantor may default, potentially causing a loss of the full principal amount of a security and accrued interest. The degree of risk for a particular security may be reflected in its credit rating. The credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security. Investments in fixed-income securities with lower ratings tend to have a higher probability that an issuer will default or fail to meet its payment obligations, making credit risk greater for medium-quality and lower-rated debt securities. Lower-rated debt securities and similar unrated securities (commonly known as “junk bonds”) have speculative elements or are predominantly speculative credit risks. At times when credit risk is perceived to be greater, credit “spreads” (i.e., the difference between the yields on lower quality securities and the yields on higher quality securities) may get larger or “widen”. As a result, the values of the lower quality securities may go down more and they may become harder to sell.

Duration Risk—The duration of a fixed-income security may be shorter than or equal to full maturity of the fixed-income security. Fixed-income securities with longer durations have more interest rate risk and will decrease in price as interest rates rise. Securities that have final maturities longer than their durations may be affected by increased credit spreads to a far greater degree than their durations would suggest, because they are exposed to credit risk until final maturity.

Inflation Risk—This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Portfolio’s assets can decline as can the value of the Portfolio’s distributions. This risk is significantly greater for fixed-income securities with longer maturities.

Inflation-Protected Securities Risk—The terms of inflation-protected securities provide for the coupon and/or maturity value to be adjusted based on changes in an inflation index. Decreases in the inflation rate or in investors’ expectations about inflation could cause these securities to underperform non-inflation-adjusted securities on a total-return basis. In addition, there can be no assurance that the relevant inflation index will accurately measure the rate of inflation, in which case the securities may not work as intended. These securities may be more difficult to trade or dispose of than other types of securities.

Foreign (Non-U.S.) Securities Risk—Investments in foreign securities entail significant risks in addition to those customarily associated with investing in U.S. securities. These risks include risks related to adverse market, economic, political and regulatory factors and social instability, all of which could disrupt the financial markets in which the Portfolio invests and adversely affect the value of the Portfolio’s assets.

Emerging Markets Securities Risk—The risks of investing in foreign (non-U.S.) securities are heightened with respect to issuers in emerging-market countries because the markets are less developed and less liquid and there may be a greater amount of economic, political and social uncertainty, and these risks are even more pronounced in “frontier” markets,

48	Sanford C. Bernstein Fund II, Inc.

which are investable markets with lower total market capitalization and liquidity than the more developed emerging markets. In addition, the value of the Portfolios’ investments may decline because of factors such as unfavorable or unsuccessful government actions and reduction of government or central bank support.

Derivatives Risk—The Portfolio may use derivatives as direct investments to earn income, enhance return and broaden portfolio diversification, which entail greater risk than if used solely for hedging purposes. In addition to other risks such as the credit risk of the counterparty, derivatives involve the risk that changes in the value of the derivative may not correlate with relevant assets, rates or indices. Derivatives may be difficult to price or unwind, and small changes may produce disproportionate losses for the Portfolio. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. Assets required to be set aside or posted to cover or secure derivatives positions may themselves go down in value, and these collateral and other requirements may limit investment flexibility. Some derivatives involve leverage, which can make the Portfolio more volatile and can compound other risks. Derivatives, especially over-the-counter derivatives, are also subject to counterparty risk. Use of derivatives may have different tax consequences for the Portfolio than an investment in the underlying asset or index, and such differences may affect the amount, timing and character of income distributed to shareholders. The U.S. government and certain foreign governments have adopted regulations governing derivatives markets, including mandatory clearing of certain derivatives, and may impose additional regulations governing margin, reporting and registration requirements. The ultimate impact of the regulations remains unclear. Additional regulation may make derivatives more costly, limit their availability or utility, otherwise adversely affect their performance, or disrupt markets.

Mortgage-Related Securities Risk—Mortgage-related securities represent interests in “pools” of mortgages, including consumer loans or receivables held in trust. Mortgage-related securities are subject to credit, interest rate, prepayment and extension risks. These securities also are subject to risk of default on the underlying mortgage, particularly during periods of economic downturn. Small movements in interest rates (both increases and decreases) may quickly and significantly reduce the value of certain mortgage-related securities.

Prepayment and Extension Risk—Prepayment risk is the risk that a loan, bond or other security might be called or otherwise converted, prepaid or redeemed before maturity. If this happens, particularly during a time of declining interest rates or credit spreads, the Portfolio will not benefit from the rise in market price that normally accompanies a decline in interest rates, and may not be able to invest the proceeds in securities providing as much income, resulting in a lower yield to the Portfolio. Conversely, extension risk is the risk that as interest rates rise or spreads widen, payments of securities may occur more slowly than anticipated by the market. If this happens, the values of these securities may go down because their interest rates are lower than current market rates and they remain outstanding longer than anticipated.

Subordination Risk—The Portfolio may invest in securities that are subordinated to more senior securities of an issuer, or which represent interests in pools of such subordinated securities. Subordinated securities will be disproportionately affected by a default or even a perceived decline in creditworthiness of the issuer. Subordinated securities are more likely to suffer a credit loss than non-subordinated securities of the same issuer, any loss incurred by the subordinated securities is likely to be proportionately greater, and any recovery of interest or principal may take more time.

Management Risk—The Portfolio is subject to management risk because it is an actively managed investment portfolio. The Adviser will apply its investment techniques and risk analyses in making investment decisions for the Portfolio, but these techniques, analyses and decisions may not work as intended or may not produce the desired results, and may, during certain periods, result in increased volatility for the Portfolio or cause the value of the Portfolio’s shares to go down. In some cases, derivatives and other investment techniques may be unavailable, or the Adviser may determine not to use them, possibly even under market conditions where their use could benefit the Portfolio. Some of these techniques may incorporate, or rely upon, quantitative models, but there is no guarantee that these models will generate accurate forecasts, reduce risk or otherwise perform as expected. In addition, the Adviser may change the Portfolio’s investment strategies or policies from time to time. Those changes may not lead to the results intended by the Adviser and could have an adverse effect on the value or performance of the Portfolio.

Illiquid Investments Risk—Illiquid investments risk exists when particular investments are difficult to purchase or sell, possibly preventing the Portfolio from purchasing or selling these securities at an advantageous price. Over recent years, regulatory changes have led to reduced liquidity in the marketplace, and the capacity of dealers to make markets in fixed-income securities has been outpaced by the growth in the size of the fixed-income markets. Illiquid investments risk may be magnified in a rising interest rate environment, where the value and liquidity of fixed-income securities generally go down.

2020 Annual Report	49

Notes to Financial Statements (continued)

Redemption Risk—The Portfolio may experience heavy redemptions that could cause the Portfolio to liquidate its assets at inopportune times or unfavorable prices or increase or accelerate taxable gains or transaction costs and may negatively affect the Portfolio’s net asset value or performance, which could cause the value of your investment to decline. Redemption risk is heightened during periods of overall market turmoil.

Foreign Currency Risk—This is the risk that changes in foreign (non-U.S.) currency exchange rates may negatively affect the value of the Portfolio’s investments or reduce the returns of the Portfolio. For example, the value of the Portfolio’s investments in foreign securities and foreign currency positions may decrease if the U.S. dollar is strong (i.e., gaining value relative to other currencies) and other currencies are weak (i.e., losing value relative to the U.S. dollar).

Actions by a Few Major Investors—In certain countries, volatility may be heightened by actions of a few major investors. For example, substantial increases or decreases in cash flows of mutual funds investing in these markets could significantly affect local stock prices and, therefore, share prices of the Portfolio.

Market Risk—The Portfolio is subject to market risk, which is the risk that bond prices in general or in particular countries or sectors may decline over short or extended periods. Financial markets in the United States, Europe and elsewhere have experienced increased volatility, decreased liquidity and heightened uncertainty. These market conditions may recur from time to time and have an adverse impact on various securities markets. Certain governments and central banks have provided significant support to financial markets, including by buying stocks and through other market interventions. Further governmental or central bank actions, including interest rate increases or decreases, could negatively affect financial markets generally, increase market volatility and reduce the value and liquidity of securities in which the Portfolio invests.

The United Kingdom (the “U.K.”) voted to withdraw from the European Union (the “EU”) in 2016. A draft withdrawal agreement containing transitional arrangements and a Political Declaration setting out the agreed negotiating parameters for a future trading relationship were published in October 2019. The outcome of negotiations in respect of the future trading relationship remains uncertain. The U.K. left the EU on January 31, 2020 subject to a transition period ending December 31, 2020. The European Union (Withdrawal Agreement) Act 2020, which sets out the arrangements for the U.K.’s withdrawal from the EU, became law in the U.K. on January 23, 2020. The uncertainty surrounding the effect of the U.K. ceasing to be a member of the EU, including the uncertainty in relation to the legal and regulatory framework that will apply to the U.K. and its relationship with the remaining members of the EU (including, in relation to trade) after the end of the transitional period has caused and is likely to continue to cause increased economic volatility and market uncertainty globally.

The United States and its trading partners are periodically involved in disputes over trade, which may result in tariffs on various categories of goods imported from the other country. Trade disputes, particularly prolonged disputes, may adversely affect the economies of the United States and its trading partners, as well as the companies directly or indirectly affected by the dispute and financial markets generally, and thus may adversely affect the value of the Portfolio’s assets. In addition, policy and legislative changes in the United States and in other countries are affecting many aspects of financial regulation, and may in some instances contribute to decreased liquidity and increased volatility in the financial markets. The impact of these changes, and the practical implications for market participants, may not be fully known for some time.

The market value of a security may move up or down, sometimes rapidly and unpredictably. These fluctuations may cause a security to be worth less than the price originally paid for it, or less than it was worth at an earlier time. Market risk may affect a single issuer, industry, sector of the economy or the market as a whole. Global economies and financial markets are increasingly interconnected, which increases the probabilities that conditions in one country or region might adversely impact issuers in a different country or region. Conditions affecting the general economy, including political, social, or economic instability at the local, regional, or global level may also affect the market value of a security. Health crises, such as pandemic and epidemic diseases, as well as other incidents that interrupt the expected course of events, such as natural disasters, war or civil disturbance, acts of terrorism, power outages and other unforeseeable and external events, and the public response to or fear of such diseases or events, have and may in the future have an adverse effect on the Portfolios’ investments and net asset value and can lead to increased market volatility. For example, any preventative or protective actions that governments may take in respect of such diseases or events may result in periods of business disruption, inability to obtain raw materials, supplies and component parts, and reduced or disrupted operations for the Portfolios’ portfolio companies. The occurrence and pendency of such diseases or events could adversely affect the economies and financial markets either in specific countries or worldwide.

50	Sanford C. Bernstein Fund II, Inc.

Lower-rated Securities Risk—Lower-rated securities, or junk bonds/high-yield securities, are subject to greater risk of loss of principal and interest and greater market risk than higher-rated securities. The capacity of issuers of lower-rated securities to pay interest and repay principal is more likely to weaken than is that of issuers of higher-rated securities in times of deteriorating economic conditions or rising interest rates.

LIBOR Risk—The Portfolio may invest in certain debt securities, derivatives or other financial instruments that utilize the London Interbank Offered Rate, or “LIBOR,” as a “benchmark” or “reference rate” for various interest rate calculations. In July 2017, the United Kingdom Financial Conduct Authority, which regulates LIBOR, announced a desire to phase out the use of LIBOR by the end of 2021. Although financial regulators and industry working groups have suggested alternative reference rates, such as European Interbank Offer Rate (“EURIBOR”), Sterling Overnight Interbank Average Rate (“SONIA”) and Secured Overnight Financing Rate (“SOFR”), global consensus on alternative rates is lacking and the process for amending existing contracts or instruments to transition away from LIBOR is underway but remains unclear. The elimination of LIBOR or changes to other reference rates or any other changes or reforms to the determination or supervision of reference rates could have an adverse impact on the market for, or value of, any securities or payments linked to those reference rates, which may adversely affect the Portfolio’s performance and/or net asset value. Uncertainty and risk also remain regarding the willingness and ability of issuers and lenders to include revised provisions in new and existing contracts or instruments. Consequently, the transition away from LIBOR to other reference rates may lead to increased volatility and illiquidity in markets that are tied to LIBOR, fluctuations in values of LIBOR-related investments or investments in issuers that utilize LIBOR, increased difficulty in borrowing or refinancing and diminished effectiveness of hedging strategies, adversely affecting the Portfolio’s performance. Furthermore, the risks associated with the expected discontinuation of LIBOR and transition may be exacerbated if the work necessary to effect an orderly transition to an alternative reference rate is not completed in a timely manner. Because the usefulness of LIBOR as a benchmark could deteriorate during the transition period, these effects could occur prior to the end of 2021.

Cybersecurity Risk—Cybersecurity incidents, both intentional and unintentional, may allow an unauthorized party to gain access to Portfolio assets, customer data (including private shareholder information), or proprietary information, or cause the Portfolio, the Adviser, and/or its service providers (including, but not limited to, fund accountants, custodians, sub-custodians, transfer agents and financial intermediaries) to suffer data breaches, data corruption or lose operational functionality, or prevent Portfolio investors from purchasing, redeeming or exchanging shares or receiving distributions. A Portfolio and the Adviser have limited ability to prevent or mitigate cybersecurity incidents affecting third-party service providers. Cybersecurity incidents may result in financial losses to such Portfolio and its shareholders, and substantial costs may be incurred in order to prevent any future cybersecurity incidents.

Indemnification Risk—In the ordinary course of business, the Portfolio enters into contracts that contain a variety of indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown. However, the Portfolio has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. Therefore, the Portfolio has not accrued any liability in connection with these indemnification provisions.

2020 Annual Report	51

Notes to Financial Statements (continued)

NOTE 6.	Capital-Share Transactions

Share transactions for the years ended September 30, 2020 and September 30, 2019, were as follows:

	INTERMEDIATE DURATION INSTITUTIONAL PORTFOLIO

	SHARES		AMOUNT
	YEAR ENDED 9/30/20	YEAR ENDED 9/30/19	YEAR ENDED 9/30/20	YEAR ENDED 9/30/19

Shares sold	10,592,619	12,966,847	$166,228,664	$192,650,508

Shares issued to shareholders on reinvestment of dividends and distributions	1,539,092	1,558,568	23,911,378	23,252,401

Shares redeemed	(13,042,653)	(7,637,511)	(199,977,481)	(114,648,461)

Net increase (decrease)	(910,942)	6,887,904	$(9,837,439)	$101,254,448

NOTE 7.	Line of Credit

A number of open-end mutual funds managed by the Adviser, including the Portfolio, participate in a $325 million revolving credit facility (the “Facility”) intended to provide short-term financing, if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Portfolio did not utilize the Facility during the year ended September 30, 2020.

NOTE 8.	Recent Accounting Pronouncements

In March 2017, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU 2017-08, Receivables—Nonrefundable Fees and Other Costs (Subtopic 310-20), Premium Amortization on Purchased Callable Debt Securities which amends the amortization period for certain purchased callable debt securities held at a premium, shortening such period to the earliest call date. ASU 2017-08 does not require any accounting change for debt securities held at a discount; the discount continues to be amortized to maturity. ASU 2017-08 is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. The Portfolio has adopted ASU 2017-08, which did not have a material impact on the Portfolio’s financial position or the results of its operations, and had no impact on the Portfolio’s net assets.

NOTE 9.	Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Portfolio’s financial statements through this date.

52	Sanford C. Bernstein Fund II, Inc.

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Shareholders of Intermediate Duration Institutional Portfolio

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Intermediate Duration Institutional Portfolio (the “Portfolio”), (one of the series constituting Sanford C. Bernstein Fund II, Inc. (the “Company”)), including the portfolio of investments, as of September 30, 2020, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Portfolio (one of the series constituting Sanford C. Bernstein Fund II, Inc.) at September 30, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Company is not required to have, nor were we engaged to perform, an audit of the Company’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2020, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more of the AB investment companies since 1968.

New York, New York

November 25, 2020

2020 Annual Report	53

2020 Federal Tax Information (Unaudited)

For Federal income tax purposes, the following information is furnished with respect to the distributions paid by the Portfolio during the taxable year ended September 30, 2020. For foreign shareholders, 72.13% of ordinary income dividends paid may be considered to be qualifying to be taxed as interest-related dividends. The Portfolio designates $1,332,771 of dividends paid as long-term capital gain dividends.

Shareholders should not use the above information to prepare their tax returns. The information necessary to complete your income tax returns will be included with your Form 1099-DIV which will be sent to you separately in January 2021.

54	Sanford C. Bernstein Fund II, Inc.

Sanford C. Bernstein Fund II, Inc.

BOARD OF DIRECTORS

Marshall C. Turner, Jr.*

Chairman

Jorge A. Bermudez*

Director

Michael J. Downey*

Director

Nancy P. Jacklin*

Director

Robert M. Keith

President and Chief Executive Officer

Jeanette Loeb*

Director

Carol C. McMullen*

Director

Garry L. Moody*

Director

Earl D. Weiner*

Director

OFFICERS

Michael Canter**

Vice President

Shawn E. Keegan**

Vice President

Douglas J. Peebles**,***

Vice President

Janaki Rao**

Vice President

Dimitri Silva**

Vice President

Emilie D. Wrapp

Secretary

Michael B. Reyes

Senior Analyst

Joseph J. Mantineo

Treasurer and Chief Financial Officer

Stephen M. Woetzel

Controller

Vincent S. Noto

Chief Compliance Officer

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Ernst & Young LLP

5 Times Square

New York, New York 10036

LEGAL COUNSEL

Willkie Farr & Gallagher LLP

787 Seventh Avenue

New York, New York 10019

CUSTODIAN AND ACCOUNTING AGENT

State Street Bank and Trust Company

State Street Corporation CCB/5

1 Iron Street

Boston, Massachusetts 02210

TRANSFER AGENT

DST Asset Manager Solutions

2000 Crown Colony Drive

Quincy, Massachusetts 02169

INVESTMENT ADVISER

AllianceBernstein L.P.

1345 Avenue of the Americas

New York, New York 10105

* Member of the Audit Committee, the Governance and Nominating Committee, and the Independent Directors Committee.

** The day-to-day management of, and investment decisions for, Sanford C. Bernstein Fund II, Inc.’s portfolio are made by the U.S. Investment Grade: Core Fixed-Income Team. Messrs. Canter, Keegan, Peebles, Rao and Silva are the investment professionals with the most significant responsibility for the day-to-day management of the Fund’s portfolio.

*** Mr. Peebles is expected to retire from the Adviser on December 30, 2020

2020 Annual Report	55

Sanford C. Bernstein Fund II, Inc. (continued)

DIRECTORS’ INFORMATION
Name, Address*, Age, (Year First Elected**)	Principal Occupation(s) During Past Five (5) Years and Other Information***	Portfolios in AB Fund Complex Overseen By Director	Other Public Company Directorships Currently Held By Director
INTERESTED DIRECTOR
Robert M. Keith,+ 1345 Avenue of the Americas New York, NY 10105 60 (2010)	Senior Vice President of AllianceBernstein L.P. (the “Adviser”) and the head of AllianceBernstein Investments, Inc. (“ABI”) since July 2008; Director of ABI and President of the AB Mutual Funds. Previously, he served as Executive Managing Director of ABI from December 2006 to June 2008. Prior to joining ABI in 2006, Executive Managing Director of Bernstein Global Wealth Management, and prior thereto, Senior Managing Director and Global Head of Client Service and Sales of the Adviser’s institutional investment management business since 2004. Prior thereto, he was Managing Director and Head of North American Client Service and Sales in the Adviser’s institutional investment management business, with which he had been associated since prior to 2004.	77	None
DISINTERESTED DIRECTORS
Marshall C. Turner, Jr.,† Chairman of the Board 79 (2005)	Private Investor since prior to 2015. Former Chairman and CEO of Dupont Photomasks, Inc. (components of semi-conductor manufacturing). He was Director of Xilinx, Inc. (programmable logic semi-conductors and adaptable, intelligent computing) from 2007 through August 2020, and is a former director of 33 other companies and organizations. He has extensive operating leadership, and venture capital investing experience, including five interim or full-time CEO roles, and prior service as general partner of institutional venture capital partnerships. He also has extensive non-profit board leadership experience, and currently serves on the boards of two education and science-related non-profit organizations. He has served as a director of one AB Fund since 1992, and director or trustee of all AB Funds since 2005. He has been Chairman of the AB Funds since January 2014, and the Chairman of the Independent Directors Committees of such AB Funds since February 2014.	77	None

56	Sanford C. Bernstein Fund II, Inc.

DIRECTORS’ INFORMATION (continued)
Name, Address*, Age, (Year First Elected**)	Principal Occupation(s) During Past Five (5) Years and Other Information***	Portfolios in AB Fund Complex Overseen By Director	Other Public Company Directorships Currently Held By Director
Jorge A. Bermudez,† 69 (2020)	Private Investor since prior to 2015. Formerly, Chief Risk Officer of Citigroup, Inc., a global financial services company, from November 2007 to March 2008, Chief Executive Officer of Citigroup’s Commercial Business Group in North America and Citibank Texas from 2005 to 2007, and a variety of other executive and leadership roles at various businesses within Citigroup prior to then; Chairman (2018) of the Texas A&M Foundation Board of Trustees (Trustee since 2013) and Chairman of the Smart Grid Center Board at Texas A&M University since 2012; director of, among others, Citibank N.A. from 2005 to 2008, the Federal Reserve Bank of Dallas, Houston Branch from 2009 to 2011, the Federal Reserve Bank of Dallas from 2011 to 2017, and the Electric Reliability Council of Texas from 2010 to 2016. He has served as director or trustee of the AB Funds since January 2020.	77	Moody’s Corporation since April 2011

Michael J. Downey,† 76 (2005)	Private Investor since prior to 2015. Formerly, Chairman of The Asia Pacific Fund, Inc. (registered investment company) since prior to 2015 until January 2019. From 1987 until 1993, Chairman and CEO of Prudential Mutual Fund Management, director of the Prudential mutual funds, and member of the Executive Committee of Prudential Securities, Inc. He has served as a director or trustee of the AB Funds since 2005.	77	None

2020 Annual Report	57

Sanford C. Bernstein Fund II, Inc. (continued)

DIRECTORS’ INFORMATION (continued)
Name, Address*, Age, (Year First Elected**)	Principal Occupation(s) During Past Five (5) Years and Other Information***	Portfolios in AB Fund Complex Overseen By Director	Other Public Company Directorships Currently Held By Director
Nancy P. Jacklin,† 72 (2006)	Private Investor since prior to 2015. Professorial Lecturer at the Johns Hopkins School of Advanced International Studies (2008-2015). U.S. Executive Director of the International Monetary Fund (which is responsible for ensuring the stability of the international monetary system), (December 2002-May 2006); Partner, Clifford Chance (1992-2002); Sector Counsel, International Banking and Finance, and Associate General Counsel, Citicorp (1985-1992); Assistant General Counsel (International), Federal Reserve Board of Governors (1982-1985); and Attorney Advisor, U.S. Department of the Treasury (1973-1982). Member of the Bar of the District of Columbia and of New York; and member of the Council on Foreign Relations. She has served as a director or trustee of the AB Funds since 2006 and has been Chair of the Governance and Nominating Committees of the AB Funds since August 2014.	77	None

Jeanette Loeb,† 68 (2020)	Chief Executive Officer of PetCareRx (e-commerce pet pharmacy) from 2002 to 2011 and 2015 to present. Director of New York City Center since 2005. She was a director of AB Multi-Manager Alternative Fund, Inc. (fund of hedge funds) from 2012 to 2018. Formerly, affiliated with Goldman Sachs Group, Inc. (financial services) from 1977 to 1994, including as a partner thereof from 1986 to 1994. She has served as director or trustee of the AB Funds since April 2020.	77	Apollo Investment Corp. (business development company) since August 2011

58	Sanford C. Bernstein Fund II, Inc.

DIRECTORS’ INFORMATION (continued)
Name, Address*, Age, (Year First Elected**)	Principal Occupation(s) During Past Five (5) Years and Other Information***	Portfolios in AB Fund Complex Overseen By Director	Other Public Company Directorships Currently Held By Director
Carol C. McMullen,† 65 (2016)	Managing Director of Slalom Consulting (consulting) since 2014, private investor and a member of the Advisory Board of Butcher Box (since 2018). Formerly, member, Partners Healthcare Investment Committee (2010-2019); Director of Norfolk & Dedham Group (mutual property and casualty insurance) from 2011 until November 2016; Director of Partners Community Physicians Organization (healthcare) from 2014 until December 2016; and Managing Director of The Crossland Group (consulting) from 2012 until 2013. She has held a number of senior positions in the asset and wealth management industries, including at Eastern Bank (where her roles included President of Eastern Wealth Management), Thomson Financial (Global Head of Sales for Investment Management), and Putnam Investments (where her roles included Chief Investment Officer, Core and Growth and Head of Global Investment Research). She has served on a number of private company and non-profit boards, and as a director or trustee of the AB Funds since June 2016.	77	None

2020 Annual Report	59

Sanford C. Bernstein Fund II, Inc. (continued)

DIRECTORS’ INFORMATION (continued)
Name, Address*, Age, (Year First Elected**)	Principal Occupation(s) During Past Five (5) Years and Other Information***	Portfolios in AB Fund Complex Overseen By Director	Other Public Company Directorships Currently Held By Director
Garry L. Moody,† 68 (2008)	Private Investor since prior to 2015. Formerly, Partner Deloitte & Touche LLP (1995-2008) where he held a number of senior positions, including Vice Chairman, and U.S. and Global Investment Management Practice Managing Partner; President, Fidelity Accounting and Custody Services Company (1993-1995), where he was responsible for accounting, pricing, custody and reporting for the Fidelity mutual funds; and Partner, Ernst & Young LLP (1975-1993), where he served as the National Director of Mutual Fund Tax Services and Managing Partner of its Chicago Office Tax department. He is a member of the Trustee Advisory Board of BoardIQ, a biweekly publication focused on issues and news affecting directors of mutual funds. He is also a member of the Investment Company Institute’s Board of Governors and the Independent Directors Council’s Governing Council. He has served as a director or trustee, and as Chairman of the Audit Committees of the AB Funds since 2008.	77	None

Earl D. Weiner,† 81 (2007)	Senior Counsel since 2017, Of Counsel from 2007 to 2016, and Partner prior to then, of the law firm Sullivan & Cromwell LLP. He is a former member of the ABA Federal Regulation of Securities Committee Task Force to draft editions of the Fund Director’s Guidebook. He also serves as a director or trustee of various non-profit organizations and has served as Chairman or Vice Chairman of a number of them. He has served as a director or trustee of the AB Funds since 2007 and served as Chairman of the Governance and Nominating Committees of the AB Funds from 2007 until August 2014.	77	None

* The address for each of the Fund’s disinterested Directors is c/o AllianceBernstein L.P., Attention: Legal and Compliance Department—Mutual Fund Legal, 1345 Avenue of the Americas, New York, NY 10105.

** There is no stated term of office for the Fund’s Directors.

*** The information above includes each Director’s principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Director’s qualifications to serve as a Director, which led to the conclusion that each Director should serve as a Director for the Fund.

† Member of the Audit Committee, the Governance and Nominating Committee, and the Independent Directors Committee.

+ Mr. Keith is an “interested person”, of the Fund, as defined in the Investment Company Act of 1940, due to his position as a Senior Vice President of the Adviser.

60	Sanford C. Bernstein Fund II, Inc.

OFFICERS’ INFORMATION
Name, Address* and Age	Principal Position(s) Held with Fund	Principal Occupation During Past Five (5) Years
Robert M. Keith 60	President and Chief Executive Officer	See biography above.

Michael Canter 51	Vice President	Senior Vice President of the Adviser†, with which he has been associated since prior to 2015. He is also the Director of Securitized Assets and U.S. Multi-Sector Fixed-Income.

Shawn E. Keegan 49	Vice President	Senior Vice President of the Adviser†, with which he has been associated since prior to 2015.

Douglas J. Peebles** 55	Vice President	Senior Vice President of the Adviser†, with which he has been associated since prior to 2015. He is also Chief Investment Officer of Fixed Income.

Janaki Rao 50	Vice President	Senior Vice President of the Adviser†, with which he has been associated since prior to 2015.

Dimitri Silva 38	Vice President	Vice President of the Adviser†, with which he has been associated since prior to 2015.

Emilie D. Wrapp 64	Secretary	Senior Vice President, Assistant General Counsel and Assistant Secretary of AllianceBernstein Investments, Inc. (“ABI”)†, with which she has been associated since prior to 2015.

Michael B. Reyes 44	Senior Analyst	Vice President of the Adviser†, with which he has been associated since prior to 2015.

Joseph J. Mantineo 61	Treasurer and Chief Financial Officer	Senior Vice President of AllianceBernstein Investor Services, Inc. (“ABIS”)†, with which he has been associated since prior to 2015.

Stephen M. Woetzel 49	Controller	Senior Vice President of ABIS†, with which he has been associated since prior to 2015.

Vincent S. Noto 55	Chief Compliance Officer	Senior Vice President since 2015 and Mutual Fund Chief Compliance Officer of the Adviser since prior to 2015.

* The address for the Fund’s Officers is 1345 Avenue of the Americas, New York, NY 10105.

** Mr. Peebles is expected to retire from the Adviser on December 30, 2020.

†The Adviser, ABI and ABIS are affiliates of the Fund.

The Fund’s Statement of Additional Information (“SAI”) has additional information about the Fund’s Directors and Officers and is available without charge upon request. Contact your financial representative or AB at (800) 227-4618, or visit www.abfunds.com, for a free prospectus or SAI.

2020 Annual Report	61

Operation and Effectiveness of the Portfolio’s Liquidity Risk Management Program:

In October 2016, the Securities and Exchange Commission (“SEC”) adopted the open-end fund liquidity rule (the “Liquidity Rule”). In June 2018 the SEC adopted a requirement that funds disclose information about the operation and effectiveness of their Liquidity Risk Management Program (“LRMP”) in their reports to shareholders.

One of the requirements of the Liquidity Rule is for the Portfolio to designate an Administrator of the Portfolio’s Liquidity Risk Management Program. The Administrator of the Portfolio’s LRMP is AllianceBernstein L.P., the Portfolio’s investment adviser (the “Adviser”). The Adviser has delegated the responsibility to its Liquidity Risk Management Committee (the “Committee”). Another requirement of the Liquidity Rule is for the Fund’s Board of Directors (the “Fund Board”) to receive an annual written report from the Administrator of the LRMP, which addresses the operation of the Portfolio’s LRMP and assesses its adequacy and effectiveness. The Adviser provided the Fund Board with such annual report during the first quarter of 2020, which covered the period December 1, 2018 through December 31, 2019 (the “Program Reporting Period”).

The LRMP’s principal objectives include supporting the Portfolio’s compliance with limits on investments in illiquid assets and mitigating the risk that the Portfolio will be unable to meet their redemption obligations in a timely manner. Pursuant to the LRMP, the Portfolio classifies the liquidity of their portfolio investments into one of the four categories defined by the SEC: Highly Liquid, Moderately Liquid, Less Liquid, and Illiquid. These classifications are reported to the SEC on Form N-PORT.

During the Program Reporting Period, the Committee reviewed whether the Portfolio’s strategy is appropriate for an open-end structure, taking into account any holdings of less liquid and illiquid assets. If the Portfolio participated in derivative transactions, the exposure from such transactions were considered in the LRMP. The Committee also performed an analysis to determine whether the Portfolio is required to maintain a Highly Liquid Investment Minimum (“HLIM”). The Committee also incorporated the following information when determining the Portfolio’s reasonably anticipated trading size for purposes of liquidity monitoring: historical net redemption activity, a Portfolio’s concentration in an issuer, shareholder concentration, investment performance, total net assets, and distribution channels.

The Adviser informed the Fund Board that the Committee believes the Portfolio’s LRMP is adequately designed, has been implemented as intended, and has operated effectively since its inception. No material exceptions have been noted since the implementation of the LRMP, and there were no liquidity events that impacted the Portfolio or its ability to timely meet redemptions during the Program Reporting Period.

62	Sanford C. Bernstein Fund II, Inc.

Information Regarding the Review and Approval of the Fund’s Advisory Agreement

The disinterested directors (the “directors”) of Sanford C. Bernstein II, Inc. (the “Company”) unanimously approved the continuance of the Company’s Advisory Agreement with the Adviser in respect of Bernstein Intermediate Duration Institutional Portfolio (the “Fund”) at a meeting held on November 4-6, 2019 (the “Meeting”).*

Prior to approval of the continuance of the Advisory Agreement, the directors had requested from the Adviser, and received and evaluated, extensive materials. They reviewed the proposed continuance of the Advisory Agreement with the Adviser and with experienced counsel who are independent of the Adviser, who advised on the relevant legal standards. The directors also reviewed additional materials, including comparative analytical data prepared by the Senior Analyst for the Fund. The directors also discussed the proposed continuance in private sessions with counsel.

The directors considered their knowledge of the nature and quality of the services provided by the Adviser to the Fund gained from their experience as directors or trustees of most of the registered investment companies advised by the Adviser, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the directors and its responsiveness, frankness and attention to concerns raised by the directors in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AB Funds. The directors noted that they have four regular meetings each year, at each of which they review extensive materials and information from the Adviser, including information on the investment performance of the Fund and the underlying fund advised by the Adviser in which the Fund invests.

The directors also considered all factors they believed relevant, including the specific matters discussed below. During the course of their deliberations, the directors evaluated, among other things, the reasonableness of the advisory fee. The directors did not identify any particular information that was all-important or controlling, and different directors may have attributed different weights to the various factors. The directors determined that the selection of the Adviser to manage the Fund and the overall arrangements between the Fund and the Adviser, as provided in the Advisory Agreement, including the advisory fee, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the directors considered relevant in the exercise of their business judgment. The material factors and conclusions that formed the basis for the directors’ determinations included the following:

Nature, Extent and Quality of Services Provided

The directors considered the scope and quality of services provided by the Adviser under the Advisory Agreement, including the quality of the investment research capabilities of the Adviser and the other resources it has dedicated to performing services for the Fund. The directors noted that the Adviser from time to time reviews the Fund’s investment strategies and from time to time proposes changes intended to improve the Fund’s relative or absolute performance for the directors’ consideration. They also noted the professional experience and qualifications of the Fund’s portfolio management team and other senior personnel of the Adviser. The directors also considered that the Advisory Agreement provides that the Fund will reimburse the Adviser for the cost to it of providing certain clerical, accounting, administrative and other services to the Fund by employees of the Adviser or its affiliates. Requests for these reimbursements are made on a quarterly basis and subject to approval by the directors. Reimbursements, to the extent requested and paid, result in a higher rate of total compensation from the Fund to the Adviser than the fee rate stated in the Advisory Agreement. The directors noted that the methodology used to determine the reimbursement amounts had been reviewed by an independent consultant retained by the Fund’s former Senior Officer/Independent Compliance Officer. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Fund’s other service providers, also was considered. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services provided to the Fund under the Advisory Agreement.

Costs of Services Provided and Profitability

The directors reviewed a schedule of the revenues and expenses and related notes indicating the profitability of the Fund to the Adviser for calendar years 2017 and 2018 that had been prepared with an expense allocation methodology arrived

* Following transactions completed on November 13, 2019 that may have been deemed to have been an “assignment” causing termination of the Fund’s investment advisory agreement, a new investment advisory agreement, having the same terms as the prior one, was entered into by the Fund and the Adviser.

2020 Annual Report	63

at in consultation with an independent consultant retained by the Fund’s former Senior Officer/Independent Compliance Officer. The directors noted the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data and understood that there are a number of potentially acceptable allocation methodologies for information of this type. The directors noted that the profitability information reflected all revenues and expenses of the Adviser’s relationship with the Fund. The directors recognized that it is difficult to make comparisons of the profitability of the Advisory Agreement with the profitability of fund advisory contracts for unaffiliated funds because comparative information is not generally publicly available and is affected by numerous factors. The directors focused on the profitability of the Adviser’s relationship with the Fund before taxes and distribution expenses. The directors concluded that the Adviser’s level of profitability from its relationship with the Fund was not unreasonable.

Fall-Out Benefits

The directors considered the other benefits to the Adviser and its affiliates from their relationships with the Fund and the underlying fund advised by the Adviser in which the Fund invests. The directors noted that shares of the Fund are distributed exclusively through a subsidiary of the Adviser, and that such subsidiary receives fees from its clients in connection with its services. The directors recognized that the Adviser’s profitability would be somewhat lower without these benefits. The directors understood that the Adviser also might derive reputational and other benefits from its association with the Fund.

Investment Results

In addition to the information reviewed by the directors in connection with the Meeting, the directors receive detailed performance information for the Fund at each regular Board meeting during the year.

At the Meeting, the directors reviewed performance information prepared by an independent service provider (the “15(c) service provider”), showing the performance of the Fund against a group of similar funds (“peer group”) and a larger group of similar funds (“peer universe”), each selected by the 15(c) service provider, and information prepared by the Adviser showing the Fund’s performance against a broad-based securities market index, in each case for the 1-, 3-, 5- and 10-year periods ended July 31, 2019 and (in the case of comparisons with the broad-based securities market index) for the period from inception. Based on their review, the directors concluded that the Fund’s investment performance was acceptable.

Advisory Fees and Other Expenses

The directors considered the advisory fee rate payable by the Fund to the Adviser and information prepared by the 15(c) service provider concerning advisory fee rates payable by other funds in the same category as the Fund. The directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees payable by other funds. The directors compared the Fund’s contractual effective advisory fee rate with a peer group median and took into account the impact on the advisory fee rate of the administrative expense reimbursement paid to the Adviser in the latest fiscal year.

The directors also considered the Adviser’s fee schedule for other clients utilizing investment strategies similar to those of the Fund. For this purpose, they reviewed the relevant advisory fee information from the Adviser’s Form ADV and in a report from the Fund’s Senior Analyst and noted the differences between the Fund’s fee schedule, on the one hand, and the Adviser’s institutional fee schedule and the schedule of fees charged by the Adviser to any offshore funds and for services to any sub-advised funds utilizing investment strategies similar to those of the Fund, on the other. The directors noted that the Adviser may, in some cases, agree to fee rates with large institutional clients that are lower than those reviewed by the directors and that they had previously discussed with the Adviser its policies in respect of such arrangements. The directors previously discussed these matters with an independent fee consultant. The directors also compared the advisory fee rate for the Fund with that for another fund advised by the Adviser utilizing similar investment strategies.

The Adviser reviewed with the directors the significantly greater scope of the services it provides to the Fund relative to institutional, offshore fund and sub-advised fund clients. In this regard, the Adviser noted, among other things, that, compared to institutional and offshore or sub-advisory accounts, the Fund (i) demands considerably more portfolio

64	Sanford C. Bernstein Fund II, Inc.

management, research and trading resources due to significantly higher daily cash flows; (ii) has more tax and regulatory restrictions and compliance obligations; (iii) must prepare and file or distribute regulatory and other communications about fund operations; and (iv) must provide shareholder servicing to retail investors. The Adviser also reviewed the greater legal risks presented by the large and changing population of Fund shareholders who may assert claims against the Adviser in individual or class actions, and the greater entrepreneurial risk in offering new fund products, which require substantial investment to launch, may not succeed, and generally must be priced to compete with larger, more established funds resulting in lack of profitability to the Adviser until a new fund achieves scale. In light of the substantial differences in services rendered by the Adviser to institutional, offshore fund and sub-advised fund clients as compared to the Fund, and the different risk profile, the directors considered these fee comparisons inapt and did not place significant weight on them in their deliberations.

In connection with their review of the Fund’s advisory fee, the directors also considered the total expense ratio of the Fund in comparison to a peer group and a peer universe selected by the 15(c) service provider. The expense ratio of the Fund was based on the Fund’s latest fiscal year and the directors considered the Adviser’s expense cap for the Fund. The directors noted that it was likely that the expense ratios of some of the other funds in the Fund’s category were lowered by waivers or reimbursements by those funds’ investment advisers, which in some cases might be voluntary or temporary. The directors view expense ratio information as relevant to their evaluation of the Adviser’s services because the Adviser is responsible for coordinating services provided to the Fund by others. Based on their review, the directors concluded that the Fund’s expense ratio was acceptable.

Economies of Scale

The directors noted that the advisory fee schedule for the Fund contains breakpoints that reduce the Fund’s fee rate on assets above specified levels. The directors took into consideration prior presentations by an independent consultant on economies of scale in the mutual fund industry and for the AB Funds, and presentations from time to time by the Adviser concerning certain of its views on economies of scale. The directors also previously discussed economies of scale with an independent fee consultant. The directors also had requested and received from the Adviser certain updates on economies of scale in advance of the Meeting. The directors believe that economies of scale may be realized (if at all) by the Adviser across a variety of products and services, and not only in respect of a single fund. The directors noted that there is no established methodology for setting breakpoints that give effect to the fund-specific services provided by a fund’s adviser and to the economies of scale that an adviser may realize in its overall mutual fund business or those components of it which directly or indirectly affect a fund’s operations. The directors observed that in the mutual fund industry as a whole, as well as among funds similar to the Fund, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. The directors also noted that the advisory agreements for many funds do not have breakpoints at all. Having taken these factors into account, the directors concluded that the Fund’s shareholders would benefit from a sharing of economies of scale in the event the Fund’s net assets exceed a breakpoint in the future.

2020 Annual Report	65

Distributor

SANFORD C. BERNSTEIN FUND II, INC.

1345 AVENUE OF THE AMERICAS, NEW YORK, NY 10105

(212) 756-4097

SCBII-2038-0920

ITEM 2.	CODE OF ETHICS.

(a) The registrant has adopted a code of ethics that applies to its principal executive officer, principal financial officer and principal accounting officer. A copy of the registrant’s code of ethics is filed herewith as Exhibit 12(a)(1).

(b) During the period covered by this report, no material amendments were made to the provisions of the code of ethics adopted in 2(a) above.

(c) During the period covered by this report, no implicit or explicit waivers to the provisions of the code of ethics adopted in 2(a) above were granted.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s Board of Directors has determined that independent directors Garry L. Moody, Marshall C. Turner, Jr. and Jorge A. Bermudez qualify as audit committee financial experts.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) - (c) The following table sets forth the aggregate fees billed by the independent registered public accounting firm Ernst & Young LLP, for the Fund’s last two fiscal years, for professional services rendered for: (i) the audit of the Fund’s annual financial statements included in the Fund’s annual report to stockholders; (ii) assurance and related services that are reasonably related to the performance of the audit of the Fund’s financial statements and are not reported under (i), which include advice and education related to accounting and auditing issues, quarterly press release review (for those Funds that issue quarterly press releases), and preferred stock maintenance testing (for those Funds that issue preferred stock); and (iii) tax compliance, tax advice and tax return preparation.

		Audit Fees	Audit-Related Fees	Tax Fees
Bernstein Intermediate Duration Institutional Portfolio	2019	$82,710	$-	$20,287
	2020	$92,510	$-	$20,397

(d) Not applicable.

(e) (1) Beginning with audit and non-audit service contracts entered into on or after May 6, 2003, the Fund’s Audit Committee policies and procedures require the pre-approval of all audit and non-audit services provided to the Fund by the Fund’s independent registered public accounting firm. The Fund’s Audit Committee policies and procedures also require pre-approval of all audit and non-audit services provided to the Adviser and Service Affiliates to the extent that these services are directly related to the operations or financial reporting of the Fund.

(e) (2) All of the amounts for Audit Fees, Audit-Related Fees and Tax Fees in the table under Item 4 (a)–(c) are for services pre-approved by the Fund’s Audit Committee.

(f) Not applicable.

(g) The following table sets forth the aggregate non-audit services provided to the Fund, the Fund’s Adviser and entities that control, are controlled by or under common control with the Adviser that provide ongoing services to the Fund:

		All Fees for Non-Audit Services Provided to the Portfolio, the Adviser and Service Affiliates	Total Amount of Foregoing Column Pre-approved by the Audit Committee (Portion Comprised of Audit Related Fees) (Portion Comprised of Tax Fees)
Bernstein Intermediate Duration Institutional Portfolio	2019	$925,948	$20,287
			$-
			$(20,287)

	2020	$1,030,104	$20,397
			$-
			$(20,397)

(h) The Audit Committee of the Fund has considered whether the provision of any non-audit services not pre-approved by the Audit Committee provided by the Fund’s independent registered public accounting firm to the Adviser and Service Affiliates is compatible with maintaining the auditor’s independence.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to the registrant.

ITEM 6.	INVESTMENTS.

Please see Schedule of Investments contained in the Report to Shareholders included under Item 1 of this Form N-CSR.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to the registrant.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board of Directors since the Fund last provided disclosure in response to this item.

ITEM 11.	CONTROLS AND PROCEDURES.

(a) The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-2(c) under the Investment Company Act of 1940, as amended) are effective at the reasonable assurance level based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b) There were no significant changes in the registrant’s internal controls over financial reporting during the second fiscal quarter of the period that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

ITEM 12.	DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 13.	EXHIBITS.

The following exhibits are attached to this Form N-CSR:

EXHIBIT NO.	DESCRIPTION OF EXHIBIT

12 (a) (1)	Code of Ethics that is subject to the disclosure of Item 2 hereof

12 (b) (1)	Certification of Principal Executive Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12 (b) (2)	Certification of Principal Financial Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12 (c)	Certification of Principal Executive Officer and Principal Financial Officer Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): Sanford C. Bernstein Fund II, Inc.

By:	/s/ Robert M. Keith
Robert M. Keith
President

Date: November 27, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Robert M. Keith
Robert M. Keith
President

Date: November 27, 2020

By:	/s/ Joseph J. Mantineo
Joseph J. Mantineo
Treasurer and Chief Financial Officer

Date: November 27, 2020